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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

INCYTE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 Incyte Corporation
1801 Augustine Cut-Off
Wilmington, DE 19803
(302) 498-6700

April 18, 2016

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Incyte Corporation that will be held on Friday, May 27, 2016, at 9:00 a.m., Eastern Daylight Time, at the Company's offices located at 1801 Augustine Cut-Off, Wilmington, Delaware 19803.

        The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

        After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. Your shares cannot be voted unless you sign, date and return the enclosed proxy, submit your proxy by telephone or the internet, or attend the Annual Meeting in person.

        A copy of the Company's 2015 Annual Report on Form 10-K is also enclosed.

Sincerely yours,

Hervé Hoppenot Chairman of the Board of Directors

 INCYTE CORPORATION

 Notice of Annual Meeting of Stockholders
to be held Friday, May 27, 2016

To the Stockholders of Incyte Corporation:

        The Annual Meeting of Stockholders of Incyte Corporation, a Delaware corporation (the "Company"), will be held at the Company's offices located at 1801 Augustine Cut-Off, Wilmington, Delaware 19803, on Friday, May 27, 2016, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

  1.
  To elect seven directors to serve until the 2017 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualified;

  2.
  To approve amendments to the Company's Amended and Restated 2010 Stock Incentive Plan;

  3.
  To approve an amendment to the Company's 1997 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 500,000 shares, from 8,350,000 shares to 8,850,000 shares;

  4.
  To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers;

  5.
  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2016; and

  6.
  To transact such other business as may properly come before the Annual Meeting of Stockholders and any postponement or adjournment of the Annual Meeting.

        Stockholders of record as of the close of business on April 8, 2016 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

        It is important that your shares be represented at this meeting. Even if you plan to attend the meeting, we hope that you will vote as soon as possible. Voting now will ensure your representation at the Annual Meeting regardless of whether you attend in person. You may vote over the internet, by telephone or by mailing the enclosed proxy card or voting instruction form. Please review the instructions on page 2 of the attached Proxy Statement and your proxy card or voting instruction form regarding each of these voting options.

By Order of the Board of Directors

Eric H. Siegel Secretary
April 18, 2016

 INCYTE CORPORATION
1801 Augustine Cut-Off
Wilmington, DE 19803

 PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Incyte Corporation, a Delaware corporation ("we," "us," "our," "Incyte" or the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's offices located at 1801 Augustine Cut-Off, Wilmington, Delaware 19803, on Friday, May 27, 2016, at 9:00 a.m., Eastern Daylight Time, and any postponement or adjournment thereof.

        This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 25, 2016.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2016.

        The Proxy Statement and Annual Report are available at http://www.edocumentview.com/incy

        For information on how to obtain directions to attend the Annual Meeting, please see "Questions and Answers about the Proxy Materials and the Annual Meeting."

QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE ANNUAL MEETING

What proposals will be voted on at the Annual Meeting?

        Five proposals will be voted on at the Annual Meeting:

  •
  The election of directors;

  •
  The approval of amendments to our Amended and Restated 2010 Stock Incentive Plan;

  •
  The approval of an amendment to our 1997 Employee Stock Purchase Plan to increase the number of shares available for issuance;

  •
  A non-binding advisory vote to approve the compensation of our named executive officers; and

  •
  The ratification of the appointment of the independent registered public accounting firm for 2016.

What are the Board's recommendations?

        Our Board recommends that you vote:

  •
  "FOR" the election of each of the nominated directors;

  •
  "FOR" the approval of the amendments to our Amended and Restated 2010 Stock Incentive Plan;

  •
  "FOR" the approval of the amendment to our 1997 Employee Stock Purchase Plan to increase the number of shares available for issuance;

  •
  "FOR" the approval, on a non-binding, advisory basis, of the compensation of our named executive officers; and

  •
  "FOR" ratification of the appointment of the independent registered public accounting firm for 2016.

Will there be any other items of business on the agenda?

        We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

        Stockholders of record at the close of business on April 8, 2016, the Record Date, may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the "stockholder of record." The Proxy Statement, Annual Report and proxy card have been sent directly to you by Incyte.

        Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Proxy Statement and Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form provided by your broker, bank or nominee.

How do I vote?

        You may vote using any of the following methods:

  •
  By Mail – Stockholders of record may submit proxies by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf "FOR" the election of the nominated directors, "FOR" the approval of the amendments to our Amended and Restated 2010 Stock Incentive Plan, "FOR" the approval of the amendment to our 1997 Employee Stock Purchase Plan, "FOR" the approval on a non-binding, advisory basis of the compensation of our named executive officers, and "FOR" the ratification of the independent registered public accounting firm for 2016. Stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees.

  •
  By Telephone – Stockholders of record may submit proxies by following the telephone voting instructions on each proxy card. Most stockholders who hold shares beneficially in street name may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date.

  •
  By Internet – Stockholders of record with internet access may submit proxies by following the internet voting instructions on their proxy cards. Most stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for internet voting availability. Please be aware that if you vote over the internet, you may incur costs such as internet access charges for which you will be responsible. The internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date.

  •
  In Person at the Annual Meeting – Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. You may obtain directions to the Annual Meeting by contacting the Company's Investor Relations Department at (302) 498-6700. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote or revoke my proxy?

        You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by telephone or the internet, you may change your vote or revoke your proxy with a later telephone or internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting. For shares you hold beneficially in street name, you may change your vote or revoke your proxy by submitting new voting instructions to or informing your broker, bank, or other nominee in accordance that entity's procedures for changing or revoking your voting instructions.

How are votes counted?

        In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For each of Proposal 2, Proposal 3, Proposal 4 and Proposal 5, you may vote "FOR," vote "AGAINST" or "ABSTAIN." If you "ABSTAIN" as to any of these proposals, the abstention has the same effect as a vote "AGAINST" the proposal.

        If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the nominees to the Board of Directors, "FOR" the approval of the amendments to our Amended and Restated 2010 Stock Incentive Plan, "FOR" the approval of the amendment to our 1997 Employee Stock Purchase Plan, "FOR" the approval of the compensation of our named executive officers, and "FOR" the ratification of the independent registered public accounting firm and in the discretion of the proxy holders on any other matters that may properly come before the meeting).

What vote is required to approve each item?

        For Proposal 1, the election of directors, the seven persons receiving the highest number of "FOR" votes at the Annual Meeting will be elected. In addition to the voting requirements under Delaware law as to the election of directors, our Board has adopted a policy governing what will occur in the event that a director does not receive a majority of the votes cast. A majority of the votes cast means that the number of votes "FOR" the nominee exceeds the number of votes "WITHHELD." Abstentions and broker non-votes will not be counted to determine whether a nominee receives a majority of votes cast. Additional information concerning our policy for the election of directors is set forth under the heading "Corporate Governance—Majority Voting Policy."

        Each of Proposal 2, Proposal 3 and Proposal 5 requires the affirmative "FOR" vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote. For each of Proposal 2, Proposal 3 and Proposal 5, abstentions have the same effect as votes "AGAINST" the proposal.

        Proposal 4 requires the affirmative "FOR" vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote to approve, on an advisory basis, the compensation of our named executive officers. Because your vote is advisory, it will not be binding on the Board, the Compensation Committee of the Board or the Company. However, the Board and the Compensation Committee will, as it did last year, review the voting results and take them into consideration when making future decisions about executive compensation. Abstentions have the same effect as a vote "AGAINST" this proposal.

        If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. If you hold shares beneficially in street name and do not vote your shares, your broker or nominee can vote your shares at its discretion only on Proposal 5. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

Is cumulative voting permitted for the election of directors?

        Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

What constitutes a quorum for purposes of the Annual Meeting?

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 187,500,644 shares of our common stock outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What is "householding" and how does it affect me?

        We have adopted a process for mailing the Annual Report and Proxy Statement called "householding," which has been approved by the Securities and Exchange Commission. Householding means that stockholders who share the same last name and address will receive only one copy of the Annual Report and Proxy Statement, unless we receive contrary instructions from any stockholder at that address. We will continue to mail a proxy card to each stockholder of record.

        If you prefer to receive multiple copies of the Annual Report and Proxy Statement at the same address, additional copies will be provided to you upon request. If you are a stockholder of record, you may contact us by writing to Investor Relations Department, Incyte Corporation, 1801 Augustine Cut-Off, Wilmington, Delaware 19803 or by calling (302) 498-6700 and asking for Investor Relations. Eligible stockholders of record receiving multiple copies of the Annual Report and Proxy Statement can request householding by contacting us in the same manner. We have undertaken householding to reduce printing costs and postage fees, and we encourage you to participate.

        If you are a beneficial owner, you may request additional copies of the Annual Report and Proxy Statement or you may request householding by notifying your broker, bank or nominee.

How are proxies solicited?

        Our employees, officers and directors may solicit proxies. We will pay the cost of printing and mailing proxy materials, and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock. In addition, we have engaged D. F. King & Co., Inc. to assist us in soliciting proxies for a fee of $12,500, plus out-of-pocket expenses.

 PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

        The Board proposes the election of seven directors of the Company to serve until the next annual meeting of stockholders, or thereafter until their successors are duly elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event that we do not currently anticipate, proxies will be voted for any nominee designated by the Board to fill the vacancy.

        Names of the nominees and certain biographical information about them are set forth below:

Name	Age	Position with the Company	Director Since
Hervé Hoppenot	56	Chairman of the Board, President and Chief Executive Officer	2014
Julian C. Baker	49	Lead Independent Director	2001
Jean-Jacques Bienaimé	62	Director	2015
Paul A. Brooke	70	Director	2001
Paul J. Clancy	54	Director	2015
Wendy L. Dixon, Ph.D.	60	Director	2010
Paul A. Friedman, M.D.	73	Director	2001

        Hervé Hoppenot joined the Company as the President and Chief Executive Officer in January 2014. Mr. Hoppenot served as the President of Novartis Oncology, Novartis Pharmaceuticals Corporation, the U.S. subsidiary of Novartis AG, a pharmaceutical company, from January 2010 to January 2014. Prior to that, Mr. Hoppenot served in other executive positions at Novartis Pharmaceuticals Corporation, serving from September 2006 to January 2010 as Executive Vice President, Chief Commercial Officer of Novartis Oncology and Head of Global Product Strategy & Scientific Development of Novartis Pharmaceuticals Corporation and from 2003 to September 2006 as Senior Vice President, Head of Global Marketing of Novartis Oncology. Prior to joining Novartis, Mr. Hoppenot served in various increasingly senior roles at Aventis S.A. (formerly Rhône-Poulenc S.A.), a pharmaceutical company, including as Vice President Oncology US of Aventis Pharmaceuticals, Inc. from 2000 to 2003 and Vice President US Oncology Operations of Rhone-Poulenc Rorer Pharmaceuticals, Inc. from 1998 to 2000.

        Julian C. Baker is a Managing Partner of Baker Brothers Investments, which he and his brother, Felix Baker, Ph.D., founded in 2000. Baker Brothers Investments is a fund management company focused on long-term investments in publicly traded life sciences companies. Mr. Baker's career as a fund manager began in 1994 when he co-founded a biotechnology investing partnership with the Tisch family. Previously, Mr. Baker was employed from 1988 to 1993 by the private equity investment arm of Credit Suisse First Boston Corporation. Mr. Baker is also a director of Acadia Pharmaceuticals, Inc., Genomic Health, Inc. and Idera Pharmaceuticals, Inc., and was a director of Trimeris, Inc. from April 2004 until November 2011.

        Jean-Jacques Bienaimé has served as Chief Executive Officer and a member of the board of directors of BioMarin Pharmaceutical Inc., a biopharmaceutical company, since May 2005. From November 2002 to April 2005, Mr. Bienaimé served as Chairman, Chief Executive Officer and President of Genencor, a biotechnology company focused on industrial bioproducts and targeted cancer biotherapeutics. Prior to joining Genencor, Mr. Bienaimé was Chairman, President and Chief Executive Officer of SangStat Medical Corporation, an immunology-focused biotechnology company that was later acquired by Genzyme Corporation. He became President of SangStat in 1998 and Chief Executive Officer in 1999. Prior to joining SangStat, Mr. Bienaimé held various management positions from 1992 to 1998 with Rhône-Poulenc Rorer Pharmaceuticals (now known as Sanofi-Aventis), including Senior Vice President of Corporate Marketing and Business Development, and Vice President and General Manager of the advanced therapeutic and oncology division. Mr. Bienaimé is also a director of Vital Therapies, Inc., and the Biotechnology Industry Organization. Mr. Bienaimé was a director of InterMune, Inc. from March 2012 until its acquisition in August 2014, a director of NeurogesX, Inc. from February 2004 until June 2012, and a director of Portola Pharmaceuticals, Inc. from September 2010 until June 2014.

        Paul A. Brooke was a founder and managing director of venBio, LLC, a pharmaceutical investment company, from which he retired at the end of 2015. Mr. Brooke was Chairman of the Board of Directors of Alsius Corporation, a medical device company, from June 2007 through its sale in May 2009, and was the Chairman and Chief Executive Officer of a predecessor company from April 2005 to June 2007. Mr. Brooke has been the Managing Member of PMSV Holdings, LLC, a private investment firm, since 1993. He also served as a Senior Advisor to Morgan Stanley & Co. Incorporated from April 2000 to December 2009, and was a Venture Partner at MPM Capital, a venture capital firm specializing in the healthcare industry, from 1997 through 2006. From April 1999 through May 2000, Mr. Brooke served as a Managing Director at Tiger Management LLC. He was a Managing Director and the Global Head of Healthcare Research and Strategy at Morgan Stanley & Co. from 1983 to April 1999. Mr. Brooke is also a director of Manning & Napier Fund, Inc., and several privately held companies and was a director of HLTH Corporation from November 2000 until its merger with WebMD Health Corp. in October 2009, a director of WebMD Health Corp. from that date until October 2010, and a director of ViroPharma Incorporated from February 2001 until its acquisition in January 2014.

        Paul J. Clancy has more than 20 years of experience in financial management and strategic business planning, and has served as the Executive Vice President, Finance and Chief Financial Officer of Biogen Inc. (formerly known as Biogen Idec Inc.), a biotechnology company, since August 2007. He also served as Senior Vice President of Finance of Biogen, with responsibilities for leading the treasury, tax, investor relations and business planning groups. Prior to the 2003 merger of Biogen, Inc. and IDEC Pharmaceuticals Corporation to form Biogen, Mr. Clancy was the Vice President of Portfolio Management of Biogen. He joined Biogen in 2001 as Vice President of U.S. Marketing. Before Biogen, Mr. Clancy spent 13 years at PepsiCo Inc., a food and beverage company, serving in a variety of financial and general management positions, including Vice President and General Manager of their Great West Business Unit. Mr. Clancy is also a director of Agios Pharmaceuticals, Inc.

        Wendy L. Dixon, Ph.D.    served as Chief Marketing Officer and President, Global Marketing for Bristol-Myers Squibb Company from December 2001 until May 2009 and served on the Chief Executive Officer's Executive Committee. From 1996 to 2001 she was Senior Vice President, Marketing—USHH at Merck & Co., Inc., and prior to that she held executive management positions at West Pharmaceuticals, Osteotech, Inc. and Centocor, Inc. and various positions at SmithKline & French Pharmaceuticals in marketing, regulatory affairs, project management and as a biochemist. Dr. Dixon is currently a director of Alkermes Public Limited Company, bluebird bio, Inc., and Eleven Biotherapeutics, Inc. Dr. Dixon was a director of Ardea Biosciences, Inc. from April 2011 until its acquisition in June 2012, a director of DENTSPLY International Inc. from July 2005 until July 2010, a director of Furiex Pharmaceuticals, Inc. from June 2010 until its acquisition in July 2014, and a director of Orexigen Therapeutics, Inc. from April 2010 until January 2016. Dr. Dixon currently serves on only three public company audit committees, including ours.

        Paul A. Friedman, M.D.    served as our Chief Executive Officer from November 2001 to January 2014 and was our President from May 2004 to January 2014. From 1998 until October 2001, Dr. Friedman served as President of DuPont Pharmaceuticals Research Laboratories, a wholly owned subsidiary of DuPont Pharmaceuticals Company (formerly The DuPont Merck Pharmaceutical Company), from 1994 to 1998 he served as President of Research and Development of The DuPont Merck Pharmaceutical Company, and from 1991 to 1994 he served as Senior Vice President at Merck Research Laboratories. Prior to his work at Merck and DuPont, Dr. Friedman was an Associate Professor of Medicine and Pharmacology at Harvard Medical School. Dr. Friedman is a Diplomate of the American Board of Internal Medicine and a Member of the American Society of Clinical Investigation. Dr. Friedman is also a director of Cerulean Pharma Inc., Synta Pharmaceuticals Corp., Verastem, Inc., and two privately held companies and has served as interim Executive Chairman of Cerulean Pharma Inc. since October 2014. In addition,

Dr. Friedman served as a director of Auxilium Pharmaceuticals, Inc. from June 2010 until its acquisition in January 2015 and Durata Therapeutics, Inc. from May 2013 until its acquisition in November 2014.

THE BOARD RECOMMENDS A VOTE "FOR" ELECTION AS DIRECTOR OF EACH OF THE NOMINEES SET FORTH ABOVE.

Director Nominations

        The Board nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Board has as an objective, set forth in our Corporate Governance Guidelines, that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board for nomination or election.

        The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management, accounting, finance, drug discovery and development, or marketing, or industry and technology knowledge, that may be useful to the Company and the Board; high personal and professional ethics and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. Although the Company has no formal diversity policy for board members, the Board and the Nominating and Corporate Governance Committee consider diversity of backgrounds and experiences and other forms of diversity when selecting nominees.

        The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an "audit committee financial expert" as defined by Securities and Exchange Commission rules, and our Corporate Governance Guidelines require that a majority of the members of the Board meet the definition of "independent director" under the rules of The NASDAQ Stock Market. The Nominating and Corporate Governance Committee believes it appropriate for certain key members of our management—currently, our President and Chief Executive Officer ("CEO")—to participate as members of the Board.

        Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate's prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or if a vacancy is created on the Board as a result of a resignation, an increase in the size of the Board or other event, then the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any search firm engaged by the Committee and by stockholders. The Committee may only recommend, and the Board may only nominate, candidates for director who agree to tender, promptly following their election or re-election as a director, irrevocable resignations that would be effective if the director fails to receive a sufficient number of votes for re-election at the next annual meeting of stockholders at which he or she faces re-election and if the Board accepts the resignation. The Committee recommended all of the nominees for election included in this Proxy Statement. All of the nominees are current members of the Board.

        A stockholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Nominating and Corporate Governance Committee in writing with any supporting material the stockholder considers appropriate. In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that our Secretary must have received the stockholder's notice not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders. However, in the event that no annual meeting was held in the preceding year or the annual meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year's annual meeting of stockholders, notice by the stockholder to be timely must be so received by the Secretary of the Company not later than the close of business on the later of (1) the 90th day prior to the date of the meeting and (2) the 10th day following the first public announcement or disclosure of the meeting date. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

        Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to:

      Secretary
      Incyte Corporation
      1801 Augustine Cut-Off
      Wilmington, DE 19803

        You can obtain a copy of the full text of the Bylaw provision by writing to the Company's Secretary at the above address.

Director Qualifications

        Set forth below is a summary of the specific experience, qualifications, attributes or skills of the nominees for the Board that, in addition to the experience of those nominees described in their biographies above, led our Nominating and Corporate Governance Committee and Board to conclude that the nominee should serve as a member of the Board.

        Mr. Hoppenot has significant leadership and senior management experience from his various executive positions in the healthcare industry, including as the President of Novartis Oncology, Novartis Pharmaceuticals Corporation. His past experiences and his current role as our CEO give him strong knowledge of our strategy, markets, competitors, financials and operations.

        Mr. Baker is an experienced investor in many life sciences companies. He brings to the Board significant strategic and financial expertise and extensive knowledge of the life sciences and biopharmaceuticals industries as a result of his investments in and service as a director of other publicly and privately held life sciences companies.

        Mr. Bienaimé brings to the Board significant leadership experience in the management of biotechnology organizations, business development, and sales and marketing of both biotechnology and pharmaceutical products. He also brings significant experience as a director of other publicly held life sciences companies.

        Mr. Brooke brings leadership experience to the Board and insight into the operations, challenges and complex issues facing healthcare companies gained from his experience as head of healthcare research at a major investment bank and as an investor. He also has extensive financial and capital markets experience, which is critical to his role as Chair of the Finance Committee, and significant experience as a director of other publicly and privately held life sciences and healthcare companies.

        Mr. Clancy brings to the Board significant financial and executive leadership experience at large multi-national biopharmaceutical companies. Mr. Clancy also has experience as a director of a publicly held biotechnology company, and his breadth and depth of financial experience position him well to serve on the Audit Committee of the Board.

        Dr. Dixon brings to the Board significant leadership experience in the pharmaceutical and biotechnology industry, including experience in drug development and regulatory affairs. Dr. Dixon has extensive experience in building successful marketing and sales teams and launching multiple pharmaceutical products across a broad range of therapeutic areas. Dr. Dixon also has experience serving on public company audit committees.

        Dr. Friedman brings to the Board extensive expertise in our business and in the drug development and discovery industry. His past experiences, including as our former CEO, give him strong knowledge of our strategy, markets, competitors, financials and operations. He also has experience as a director of publicly held life sciences and healthcare companies.

Director Independence

        The Board has determined that each individual who currently serves as a member of the Board, except for Mr. Hoppenot and Dr. Friedman, is, and each individual who served as a member of the Board in 2015, except for Mr. Hoppenot and Dr. Friedman, was, an "independent director" within the meaning of Rule 5605 of The NASDAQ Stock Market. Dr. Friedman is not considered independent because he was employed as our CEO through January 2014. Mr. Hoppenot is not considered independent as he is currently employed as our CEO. All of the nominees are current members of the Board. For Mr. Bienaimé, Mr. Baker, Mr. Brooke, Mr. Clancy, and Dr. Dixon, the Board considered their relationship and transactions with the Company as directors and security holders of the Company.

Board Meetings

        The Board held seven meetings during 2015. All directors attended at least 75% of the aggregate number of meetings held by the Board and of the committees on which such director served during his or her tenure in 2015.

        The independent directors meet in executive sessions at regularly scheduled meetings of the Board without the participation of our CEO or other members of management. There were five regularly scheduled meetings of the Board in 2015.

        In 2015, Mr. Richard De Schutter, then Chairman of the Board, attended the 2015 annual meeting of stockholders. In 2015, we did not, and for 2016, we do not, have a policy that requires the attendance of directors at the Annual Meeting.

Board Committees

        The Board has appointed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has determined that each director who serves on these committees is "independent," as that term is defined by applicable listing standards of The NASDAQ Stock Market and Securities and Exchange Commission rules. The Board has approved a charter for each of these committees, a current copy of each committee's charter can be found on our website at http://www.incyte.com under the "Corporate Governance" heading in the Investor Relations portion of our website. The Board has also appointed a Finance Committee and a Non-Management Stock Option Committee.

Audit Committee

        The current members of the Audit Committee are Paul J. Clancy (Chair), Paul A. Brooke and Wendy L. Dixon. The Audit Committee held seven meetings during 2015. The Audit Committee's primary functions are to assist the Board in fulfilling its oversight responsibilities relating to the Company's financial statements, systems of internal control over financial reporting, auditing, accounting and financial reporting processes, and compliance with legal and regulatory requirements. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace our independent registered public accounting firm, review and pre-approve audit and permissible non-audit services, review the scope of the annual audit, monitor the independent registered public accounting firm's relationship with the Company, and meet with the independent registered public accounting firm and management to discuss and review our financial statements, internal control over financial reporting, and auditing, accounting and financial reporting processes. The Committee also reviews the results of management's efforts to monitor compliance with the Company's programs and policies designed to promote adherence to applicable laws and regulations. The Board has determined that Mr. Clancy and Mr. Brooke are each qualified as an Audit Committee Financial Expert under the definition outlined by the Securities and Exchange Commission. No members of our Audit Committee sit on more than three public company audit committees, including ours.

Compensation Committee

        The current members of the Compensation Committee are Paul A. Brooke (Chair), Julian C. Baker and Jean-Jacques Bienaimé. The Compensation Committee held five meetings during 2015. The Compensation Committee's primary functions are to assist the Board in meeting its responsibilities with regard to oversight and determination of executive compensation and to review and make recommendations with respect to major compensation plans, policies and programs of the Company. Other specific duties and responsibilities of the Compensation Committee are to develop and monitor compensation arrangements for our executive officers, determine compensation for our CEO and other executive officers, determine stock-based compensation awards for our executive officers, and administer performance-based compensation plans such as our Amended and Restated 2010 Stock Incentive Plan (the "2010 Stock Incentive Plan"). For part of 2015, a subcommittee of the Compensation Committee, consisting of Mr. Brooke and Barry M. Ariko, who retired from the Board in May 2015, served as the Management Stock Option Committee and determined stock-based compensation awards for our executive officers and administered our stock option plans such as our 2010 Stock Incentive Plan. The Compensation Committee also reviews and recommends directors' compensation to the full Board. The Compensation Committee has the sole authority to select, retain, terminate and approve the fees and other retention terms of consultants as it deems appropriate to perform its duties. Additional information concerning the Compensation Committee's processes and procedures for the consideration and determination of executive compensation is set forth under the heading "Executive Compensation—Compensation Discussion and Analysis."

Nominating and Corporate Governance Committee

        The current members of the Nominating and Corporate Governance Committee are Julian C. Baker (Chair), Paul A. Brooke and Wendy L. Dixon. The Nominating and Corporate Governance Committee held two meetings during 2015. The Nominating and Corporate Governance Committee's primary functions are to identify qualified individuals to become members of the Board, determine the composition of the Board and its committees, and monitor a process to assess Board effectiveness. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to recommend nominees to fill vacancies on the Board, review and make recommendations to the Board with respect to candidates for director proposed by stockholders, review the composition, functioning and effectiveness of the Board and its committees, develop and recommend to the Board codes of conduct applicable to officers, directors and employees and charters for the various committees of the Board, and review and make recommendations to the Board regarding the succession plan relating to our CEO and other executive officers.

Finance Committee

        The current members of the Finance Committee are Paul A. Brooke (Chair), Julian C. Baker and Hervé Hoppenot. The Finance Committee met once in 2015. The Finance Committee's primary function is to assist the Board in its oversight of the Company's strategic financing matters and, in that regard, to review and recommend matters related to the capital structure of the Company and, upon delegation by the Board, to exercise the powers of the Board that may be lawfully delegated to the Finance Committee in connection with the authorization, issuance and sale of debt or equity securities of the Company.

Non-Management Stock Option Committee

        Hervé Hoppenot currently serves as the sole member of the Non-Management Stock Option Committee. The Non-Management Stock Option Committee is a secondary committee responsible for granting and issuing awards of options and shares under our equity incentive plans to eligible employees or consultants, other than to members of the Board, to individuals designated by the Board as "Section 16 officers," and to employees who hold the title of Senior Vice President or above. In addition, the Non-Management Stock Option Committee may not make any awards or grants to any one employee or consultant that total more than 50,000 shares of common stock in any calendar year.

Corporate Governance

Corporate Governance Guidelines

        The Board is committed to sound and effective corporate governance practices. Accordingly, the Board has adopted Corporate Governance Guidelines, which are intended to describe the governance principles and procedures by which the Board functions. The guidelines are subject to periodic review and update by the Nominating and Corporate Governance Committee and the Board, and were most recently amended and restated in July 2015. These Guidelines can be found on our website at http://www.incyte.com under the "Corporate Governance" heading in the Investor Relations portion of our website.

        The Corporate Governance Guidelines provide, among other things, that:

  •
  a majority of the directors must be independent;

  •
  if the Chairman of the Board is not an independent director, the independent directors will appoint a Lead Independent Director, whose duties would include presiding at all meetings of the Board at which the Chairman is not present, presiding at executive sessions of the independent directors, serving as liaison between the Chairman and the independent directors, approving information sent to the board, approving meeting agendas for the Board, approving meeting schedules to assure that there is sufficient discussion time for all agenda items, and being available for consultation with stockholders (when appropriate);

  •
  directors should offer to resign from the Board if they experience a change in their principal occupation;

  •
  directors should submit their resignations from the Board if they do not receive the votes of a majority of the votes cast in an uncontested election;

  •
  directors should advise the chair of the Nominating and Corporate Governance Committee before accepting an invitation to serve on more than four other public company boards (or, if a director is a chief executive officer of a public company, more than two other public company boards);

  •
  the Audit, Compensation, and Nominating and Corporate Governance Committees must consist solely of independent directors;

  •
  the Board and its committees may seek advice from outside advisors as appropriate;

  •
  the independent directors regularly meet in executive sessions without the presence of the non-independent directors or members of our management; and

  •
  the Nominating and Corporate Governance Committee periodically reviews the composition, functioning and effectiveness of the Board and its committees, and oversees the self-assessment of the Board and its committees.

Board Leadership Structure and Role in Risk Oversight

        Our CEO, Hervé Hoppenot, is the Chairman of the Board. The Board believes that Mr. Hoppenot is the director best suited to identify strategic opportunities and focus the activities of the Board due to his extensive understanding of our business. The Board also believes that the combined role of Chairman of the Board and CEO can promote the effective execution of strategic initiatives and facilitate the flow of information between management and the Board. Julian C. Baker is our Lead Independent Director. The Board believes that the appointment of a strong Lead Independent Director and the use of regular executive sessions of the independent, non-management directors, along with the Board's strong committee system and substantial majority of independent directors, allow it to maintain effective oversight of management. The Board retains the authority to modify this structure as it deems appropriate.

        Our Board is responsible for overseeing the overall risk management process at the Company. The responsibility for managing risk rests with executive management while the committees of the Board and the Board as a whole participate in the oversight process. The Board's risk oversight process builds upon management's risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The Board considers strategic risks and opportunities and regularly receives reports from executive management regarding specific aspects of risk management.

Majority Voting Policy

        Our Corporate Governance Guidelines include a majority voting policy for the election of directors. This policy states that if a nominee for director in an uncontested election does not receive a majority of the votes cast, the director should submit a resignation for consideration by the Board. In order to receive a majority of the votes cast, the number of shares voted "FOR" must exceed the number of votes "WITHHELD"; abstentions and broker non-votes do not count as votes cast. The Nominating and Corporate Governance Committee will evaluate and make a recommendation to the Board with respect to the proffered resignation. The Board must take action on the recommendation within 90 days following certification of the stockholder vote. The director whose resignation is under consideration cannot participate in any decision regarding his or her resignation. The Nominating and Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director's resignation.

Communications with the Board

        If you wish to communicate with the Board, you may send your communication in writing to:

      Secretary
      Incyte Corporation
      1801 Augustine Cut-Off
      Wilmington, DE 19803

        You must include your name and address in the written communication and indicate whether you are a stockholder of the Company.

        The Secretary will review any communications received from a stockholder and all material communications from stockholders will be forwarded to the appropriate director or directors or Committee of the Board based on the subject matter.

Certain Relationships and Related Transactions

        Our policy is that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in our Code of Business Conduct, Ethics and Board Code of Conduct and Ethics. We conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions must be approved by the Audit Committee or another independent body of the Board.

Compensation of Directors

        Our director compensation program is designed to enable continued attraction and retention of highly qualified non-employee directors by ensuring that our director compensation is in line with compensation offered by our peer companies that compete with us for director talent. The program is designed to address the time, effort, expertise, and accountability required of active board membership. Directors who are employees of the Company do not receive any fees for their service on the Board or any committee. Mr. Hoppenot is the Company's only employee director. For a description of the compensation arrangements with Mr. Hoppenot, see "Executive Compensation."

Cash Compensation

        Each non-employee director, other than the Chairman of the Board, receives a $50,000 annual retainer, payable quarterly, and prorated for such portion of the year that the director serves on the Board. The chair of the Audit Committee receives an additional $20,000 annual retainer, and each other member of the Audit Committee receives an additional $10,000 annual retainer. The chair of the Compensation Committee receives an additional $15,000 annual retainer, and each other member of the Compensation Committee receives an additional $8,000 annual retainer. The chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annual retainer, and each other member of the Nominating and Corporate Governance Committee receives an additional $5,000 annual retainer. The chair of the Finance Committee receives an additional $15,000 annual retainer, and each other member of the Finance Committee receives an additional $8,000 annual retainer. Non-employee directors have the option to elect to receive their retainers and committee fees in the form of restricted stock that vests immediately when the associated quarterly retainer amount is paid. All directors are reimbursed for their travel and out-of-pocket expenses in accordance with our travel policy for each in-person Board or committee meeting that they attend.

Equity Compensation

        In addition to cash compensation for services as a member of the Board in 2015, non-employee directors also receive options to purchase shares of our common stock pursuant to our 2010 Stock Incentive Plan. Under the 2010 Stock Incentive Plan, each new non-employee director appointed to the Board will receive an initial stock option to purchase 25,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant. The initial stock option vests and becomes exercisable as to 25% of those shares on the first anniversary of the date of the grant, and the remaining shares vest and become exercisable monthly over the following three years. Pursuant to the 2010 Stock Incentive Plan, on the date of each annual meeting of stockholders, each non-employee director who continued to serve as a member of the Board will receive an option to purchase 15,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant. Each of these annually granted options will vest in full on the first anniversary of the date of the grant or, if earlier, the date of the next annual meeting of stockholders or upon a change in control. Under the 2010 Stock Incentive Plan, when a new non-employee director is appointed to the Board at a time other than at an annual meeting, the director receives a pro rata portion of the automatic annual grant that will vest in full on the date of our next annual meeting of stockholders. On May 22, 2015, the date of our 2015 Annual Meeting of Stockholders, each then continuing non-employee director received his or her annual grant of an option to purchase 15,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant.

        The table below shows the compensation paid to each non-employee director for their service in 2015:

2015 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(3)(4)	Total ($)
Barry M. Ariko(1)	30,643	—	—	30,643
Julian C. Baker	19,000	57,000	751,185	827,185
Jean-Jacques Bienaimé	9,861	42,291	751,185	803,337
Paul A. Brooke	21,250	69,739	751,185	842,174
Paul J. Clancy	64,333	—	751,185	815,518
Richard U. De Schutter(1)	48,321	—	—	48,321
Wendy L. Dixon	16,250	48,750	751,185	816,185
Paul A. Friedman	50,000	—	751,185	801,185

(1)
Mr. Ariko and Mr. De Schutter retired from the Board as of May 22, 2015.

(2)
Value of restricted stock awards issued at the election of the director in lieu of some of his or her annual retainer and committee fees.

(3)
Amounts listed in this column represent the aggregate grant date fair value of option awards granted in 2015 determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718) for financial reporting purposes. See Note 9 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2015 for a discussion of our assumptions in determining the ASC 718 values of our stock awards.

(4)
The following table provides the number of shares of common stock subject to outstanding options held at December 31, 2015 for each director. The number of shares shown for Dr. Friedman includes 207,500 shares underlying options received while he served as our CEO.

Name	Number of Shares Underlying Unexercised Options
Julian C. Baker	190,000
Jean-Jacques Bienaimé	45,000
Paul A. Brooke	190,000
Paul J. Clancy	45,000
Wendy L. Dixon	143,334
Paul A. Friedman	237,500

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

        The Compensation Committee of our Board believes that the compensation of our executive officers should:

  •
  Encourage creation of stockholder value and achievement of strategic corporate objectives;

  •
  Integrate compensation with our annual and long-term corporate objectives and strategy, and focus executive behavior on the fulfillment of those objectives;

  •
  Provide a competitive total compensation package that enables us to attract and retain, on a long-term basis, qualified personnel; and

  •
  Provide fair compensation consistent with internal compensation programs.

Implementing Our Objectives

        Role of Compensation Committee and Our Chief Executive Officer.    The Compensation Committee approves, administers and interprets our executive compensation and benefits policies, including our 2010 Stock Incentive Plan. The Compensation Committee evaluates the performance of our CEO and determines his compensation in light of the goals and objectives of our compensation program. Our CEO and the Compensation Committee together assess the performance of our other executive officers and determine their compensation, based on initial recommendations from our CEO.

        Market Reference Data.    While the Compensation Committee reviewed market benchmarks, it does not target a specific percentile within our peer group but rather utilizes market reference data to evaluate the competitiveness of our executive officers' compensation and to determine whether the total compensation paid to each of our named executive officers was reasonable in the aggregate.

        In connection with its analysis, the Compensation Committee reviewed executive cash compensation data from SEC filings for a peer group comprised of 12 publicly-traded biotechnology companies and with survey data from the Radford Global Life Sciences Survey covering life sciences companies with more than 500 employees, which we collectively refer to as the competitive compensation data.

        The peer group was initially based on the peer group of 22 companies used by the Compensation Committee's former independent executive compensation consultant in 2014 in connection with its executive compensation review, which were chosen based on the following characteristics: major labor and capital market competitors, broadly similar size in pre-tax loss and market capitalization value, and similar growth and performance potential. Two of those prior year peer group companies were acquired, one declared bankruptcy, and nine companies either had market capitalizations below $2 billion or did not have commercial operations. In addition, two companies were added to the peer group based on revenue, substantial research and development operations, number of employees and market capitalization. To reduce expenses, the Compensation Committee did not use an independent executive compensation consultant with respect to 2015 compensation but, instead, requested our finance and human resources personnel to compile the data reviewed by the Compensation Committee; the data were similar to that generated in the prior year by the Committee's former independent executive compensation consultant. The companies comprising the 12 company peer group for purposes of 2015 compensation decisions were:

Acorda Therapeutics	Jazz Pharmaceuticals	Regeneron Pharmaceuticals
Alexion Pharmaceuticals	Medivation	Seattle Genetics
BioMarin Pharmaceutical	Myriad Genetics	United Therapeutics
Cepheid	Pharmacyclics	Vertex Pharmaceuticals

        In connection with its review of 2014 performance and to establish base salaries and other compensation for 2015, the Compensation Committee noted that our total revenues for the nine months ended September 30, 2014 approximated the peer group median, the number of our employees was somewhat above the peer group 25th percentile, and our market capitalization at year end 2014 was between the peer group median and 75th percentile. The Committee noted that our executive officers' 2014 base salaries and total target annual cash compensation (base salary plus target bonus) in the aggregate approximated the competitive median, and that the base salary and total target annual cash compensation of Hervé Hoppenot, our CEO, was less than the competitive median. The Committee further noted that the grant value of 2014 equity incentive awards was in the aggregate between the competitive median and 75th percentile, with the grant value of our CEO being somewhat less than the competitive median. For 2014, given the progress of our business and as a result of the increase in our share price during 2013, which resulted in higher equity award values, the Committee had determined to move our executive officers' target total direct compensation to levels that were between the competitive median and 75th percentile in the aggregate.

        The Committee hired Compensia, Inc. as its independent executive compensation consultant in the Fall of 2015 and Compensia, Inc. advised the Committee on 2016 compensation.

        Equity Grant Practices.    The exercise price of each stock option awarded to our executive officers under our 2010 Stock Incentive Plan is the closing price of our common stock on the date of grant, which for our annual stock option grants is the date of the regularly scheduled Compensation Committee meeting shortly after the end of each year at which equity awards for senior executives are determined. These meetings are scheduled in advance, and we do not coordinate the timing of equity award grants with the release of financial results or other material announcements by our company. Under our 2010 Stock Incentive Plan, we may not reprice or replace options at lower exercise prices without stockholder approval.

        In 2014, the Compensation Committee revised our equity grant guidelines to reduce dilution from equity awards and we shifted from granting exclusively stock options to granting a mix of stock options and performance shares or RSUs. In 2015, 75% of the value of an individual's equity-based incentive awards were in the form of stock options while the remaining 25% were in the form of RSUs.

        Tax Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to our CEO and each of the next three most highly compensated executive officers (excluding the chief financial officer). To maintain flexibility in compensating our executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all executive compensation to be deductible.

        Equity Ownership Guidelines.    Effective January 1, 2016, our Board adopted robust equity ownership guidelines for members of senior management, including our executive officers, and members of the Board. Under these guidelines, the covered individuals are expected to meet the following equity ownership requirements:

  •
  CEO, six times annual base salary;

  •
  All other executive officers, three times annual base salary; and

  •
  Non-employee members of the Board, six times annual cash retainer.

        Covered individuals as of January 1, 2016 must satisfy these guidelines by December 31, 2020, and individuals who subsequently become subject to the guidelines will have five years to reach their ownership requirements. Shares held directly, shares held indirectly, such as by a trust or a 401(k) plan, unvested restricted shares and RSUs, and shares underlying vested stock options are included in determining an individual's equity ownership. Unvested stock options and unearned performance shares are not counted toward meeting these guidelines. All directors and executive officers have either met their respective equity ownership targets or are within the five-year period for achieving compliance.

        Compensation Recovery Policy.    We do not have a policy to attempt to recover bonuses or other incentive compensation paid to our executive officers if we were subject to a financial restatement that makes a previously-earned or paid amount of compensation to be erroneous. We are, however, subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, which provides that if we are required as a result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our CEO and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive. In addition, we intend to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and adopt a compensation recovery policy once the SEC adopts final regulations on the subject.

        Limitations on Hedging.    Under our insider trading policy, our employees, including our executive officers, and Board members are prohibited from trading in our securities on a short-term basis, purchasing our securities on margin, making short sales in our securities and from buying or selling put or call options on our stock.

        Effects of Stockholder Advisory Vote on Executive Compensation; Stockholder Engagement.    Approximately 79% of the votes cast in the stockholder advisory "say on pay" vote on executive compensation in 2014 approved our executive compensation described in last year's proxy statement. Throughout the 2015 proxy season, we engaged directly or indirectly through our proxy solicitor, D. F. King & Co., with investors across the vast majority of our stockholder base, including our top ten stockholders who represented over 60% of our outstanding shares at that time. The Compensation Committee considered the result of the stockholder advisory vote as strong support for its compensation policies, practices and philosophy for our executive officers. Accordingly, the Compensation Committee determined not to make any significant adjustments as a result of the vote. The Compensation Committee intends to continue to regularly review, assess and, when appropriate, adjust our compensation practices based on feedback from our stockholders or other determinations informed by best practices and trends.

        While say-on-pay votes are a key indicator of stockholder feedback, we are committed to keeping an open dialogue with our stockholders, including our institutional investors, throughout the year, not just during proxy season. We regularly and frequently engage with our stockholders to discuss business topics, seek feedback on our performance and address other matters of importance to our stockholders, such as executive compensation and corporate governance. Since our 2015 Annual Meeting, we have actively engaged with a significant number of our stockholders, including our institutional investors, and intend to continue to do so. Through this dialogue, we have received additional validation on the design of our executive compensation program.

Key Elements of Executive Compensation

        Our executive officers' compensation currently includes three primary components: base salary, cash bonus, and equity-based incentive awards. Of these components, only base salary is not tied directly and meaningfully to our company's performance. In addition, we provide our executive officers a variety of benefits that are available generally to all salaried employees.

        We maintain a number of compensation governance best practices that support our overarching compensation philosophy, are fully aligned with our compensation principles and also align with input we have received from stockholders, including:

  •
  Robust CEO and executive officer stock ownership guidelines

  •
  Robust stock ownership guidelines for our Board

  •
  No excise tax gross-ups

  •
  Robust anti-hedging and anti-speculation policy in place

  •
  Double-trigger change of control agreements in place with executive officers

  •
  No repricing of stock options without stockholder approval

  •
  Annual advisory say-on-pay vote

  •
  Proactive stockholder engagement.

        Base Salary.    Base salaries are designed to attract and retain qualified personnel by providing a consistent cash flow throughout the year as compensation for acceptable levels of performance of day-to-day responsibilities. Base salaries for our executive officers are established based on the scope of their responsibilities, their performance, and their prior relevant background, training and experience, taking into account competitive market compensation paid by the companies represented in the compensation data we review for similar positions and the overall market demand for those executive officers at the time of hire. The Compensation Committee reviews salaries on an annual basis. At such time, the Compensation Committee may change each executive officer's salary based on the individual's contributions and responsibilities over the prior twelve months and any change in competitive market pay levels.

        In January 2015, the Compensation Committee set the 2015 base salaries for our executive officers. Base salary increased by 3.0% for our CEO, and base salary increased by 3.0% for the other executive officer named in the table below entitled "Summary Compensation Table" who was employed as an executive officer for all of 2014, Richard S. Levy. David W. Gryska became our Executive Vice President and Chief Financial Officer effective October 31, 2014, so his salary was increased by 0.50%, one-sixth of 3.0%. Reid M. Huber and Wenqing Yao were promoted to Executive Vice President and became executive officers in 2014, and received significant increases over their 2014 base salaries in connection with their respective promotions and the annual January 2015 salary review. The average base salary increase for all of our employees in 2015 was 3.0%. The Committee considered our company's performance in 2014, including our commercial operations, clinical trial progress of our other drug candidates, job performance, internal pay alignment and equity, and marketplace competitiveness in determining the base salaries for 2015.

        In April 2015, we amended our CEO's employment agreement so that we will no longer be required to gross-up the life and disability insurance premium amounts that we pay to cover taxes incurred by our CEO, and increased his base salary by $80,000.

        In January 2016, the Compensation Committee set the 2016 base salaries for our executive officers. The Committee considered our company's performance in 2015, including our commercial operations, clinical trial progress of our other drug candidates, job performance, internal pay alignment and equity, and marketplace competitiveness in determining the base salaries for 2016, as well as individual considerations for Dr. Levy, Dr. Huber and Dr. Yao, as described below. Base salary increased by 4.0% for our CEO, and base salary increased by between 0% and 20% for the other executive officers named in the table below entitled "Summary Compensation Table". Specifically, base salary increased by 3.0% for Mr. Gryska, 0% for Dr. Levy, 20.0% for Dr. Huber and 13.2% for Dr. Yao. 3.0% was the average base salary increase for all of our employees. The absence of any increase for Dr. Levy was due to the possibility that Dr. Levy might potentially choose to retire or move to a part-time role in 2016 rather than choose to continue as Chief Drug Development Officer. If Dr. Levy chose not to retire or move to a part-time role, the Committee expected that it would address any salary increase for Dr. Levy at such time. In April 2016, Dr. Levy informed us that he will retire from his position as Chief Drug Development Officer, effective April 30, 2016. In addition to the factors described above, the Committee, together with our CEO, considered other factors in increasing Dr. Huber's and Dr. Yao's salaries, principally the importance of our research and development efforts to our success and how critical each remains to the continued success of our research and development operations and our company. The Compensation Committee, together with our CEO, believed that these salary increases were essential to equitably adjust Dr. Huber's and Dr. Yao's salaries and to reward, incentivize and retain Dr. Huber and Dr. Yao.

        Incentive Compensation Plan.    Each year, we have established an incentive compensation plan that provides for cash incentive awards for all of our eligible employees. The plans have been designed to align incentive awards for each participant based upon an evaluation of our achievement of corporate objectives, which are approved by our Board based on the recommendations of the Compensation Committee, as well as, in the case of individuals other than our CEO, the achievement of individual business objectives for a particular year. Eligibility to participate in the plans and actual award amounts are not guaranteed and are determined, in the case of our executive officers, at the discretion of the Compensation Committee. After the completion of each year, the Compensation Committee reviews with our CEO the level of achievement of the corporate objectives under the plan and determines the size of the overall bonus pool to be used for awards. The Compensation Committee, with input from our CEO with respect to our other executive officers, may use discretion in determining for each executive officer his or her bonus amount.

        Incentive awards for our executive officers were approved by the Compensation Committee and paid in 2016 pursuant to our 2015 incentive compensation plan. Each of our executive officers other than our CEO had a funding target under the plan of 50% of his or her annual base salary for 2015, with the potential for actual awards under the plan to either exceed or be less than the funding target depending upon corporate performance, as well as the executive officer's achievement of certain individual goals that are predetermined by our CEO. Our CEO had a funding target under the plan of 100% of his annual base salary for 2015, with the potential for actual awards under the plan to either exceed or be less than such funding target depending upon corporate performance. Target incentive award amounts for each participant were based on the participant's potential impact on our operating and financial results and on market competitive pay practices. Individual performance goals were established for eligible employees other than our CEO, and evaluations were based upon whether the employee met, exceeded or did not meet each established goal. Under our incentive compensation plan, the percentage of potential incentive awards attributable to the achievement of individual goals decreases as seniority increases, with a greater proportion of the potential incentive awards for executive officers being based upon achievement of corporate performance objectives. The Committee believes that it is appropriate to align a higher percentage of our executive officers' total cash compensation with the achievement of our Board-approved corporate objectives because those objectives are determined with a view toward progressing our company's business and maximizing stockholder value.

        While executive officers other than our CEO have individual performance objectives that are evaluated by our CEO, the outcome of those objectives did not affect awards under our 2015 incentive compensation plan to those officers, and the award amounts were based solely on achievement of the corporate performance objectives.

        Corporate performance objectives for 2015 were based on achievement of drug discovery objectives, representing 20% of the overall objectives, drug development objectives, representing 30% of the overall objectives, commercial objectives, representing 40% of the overall objectives, and finance objectives, representing 10% of the overall objectives. Bonus opportunities for certain objectives enabled the payout of up to an additional 35 percentage points. Threshold, target and outperform achievement levels were defined for each corporate objective, resulting in potential payouts ranging from 0% to 150% for each objective depending on achievement of such performance levels. At the time the corporate performance objectives for 2015 were set, the Committee and management believed that achievement of the target levels of performance would be difficult and challenging, but achievable with significant effort and skill, favorable preclinical study and clinical trial results, continued strong commercial performance, and successful stock price performance.

        In January 2016, the Compensation Committee evaluated the achievement of the 2015 corporate performance objectives and determined that incentive awards under our 2015 incentive compensation plan should be based upon achievement of 128.75% of the target level of corporate performance objectives. The various objective categories, target payouts and actual payouts, are listed in the table below.

Objectives	Target %	Payout %
Drug Discovery	20	30
Bonus Opportunity		5
Drug Development	30
Janus Studies	10	7.5
IDO Program	5	7.5
Baricitinib	5	7.5
Bonus Opportunity		5
Pi3Kd Inhibitor	5	5
Other Development Programs	2.5	3.75
Medical Affairs	2.5	3.75
Commercial	40
Net Sales	25	25.25
PV Launch	10	13
Achievement of U.S. net sales, as approved by Board	5	5.5
Finance	10	10

Total payout %		128.75

        Of our drug discovery objectives, we achieved our objectives, which related to IND filings for specified compounds for future potential drug candidate programs, the identification and pre-clinical development of back-up compounds for certain programs, and the identification and pre-clinical development of new compounds with specified characteristics and activity, at the outperform level. Of our drug development objectives, we achieved our Janus studies objectives at the threshold level by fully enrolling the Janus 1 study by year end, and achieved our IDO program objective by determining to move to a registration study in melanoma. We achieved our objectives for baricitinib studies in rheumatoid arthritis at the outperform level and achieved a bonus opportunity as, among other things, our collaborative partner informed us that it planned to submit the new drug application (NDA) for baricitinib in early 2016. We achieved our objectives for our PI3Kd inhibitor programs, relating to the achievement specified clinical trial results, at the threshold level. We met our objectives for other development programs, which related to the progress of certain clinical trials and achievement of specified clinical trial results, at the outperform level. We achieved our medical affairs objectives, relating to publication in peer review journals and progress of our REVEAL study, at the outperform level. Of our commercial objectives, we met our net sales objectives, as approved by our Board, at slightly above the target level as a result of achieving Jakafi net sales of $601 million. We met our Jakafi for the treatment of polycythemia vera launch objective at greater than the target level as a result of achieving a specified level of net sales for that indication. We met our finance objectives at the target level, because our stock price performance was more than a specified number of percentage points above that of the NASDAQ Biotechnology Index and we completed certain operating plan activities with respect to the commencement of our operations in Europe. Based on these corporate performance results, each of our executive officers received incentive awards for 2015 equal to 128.75% of his or her funding target.

        In January 2016, our Board, based on the recommendations of the Compensation Committee, approved corporate objectives for our 2016 incentive compensation plan. Under this plan, the funding targets for our executive officers remain the same as for 2015. Corporate performance objectives for 2016 are based on achievement of drug discovery objectives, representing 20% of the overall objectives, drug development objectives, representing 30% of the overall objectives, commercial objectives, representing 30% of the overall objectives, finance and business development objectives, representing 10% of the overall objectives, and technical operations objectives, representing 10% of the overall objectives. Bonus opportunities for certain objectives enable the payout of up to an additional 42.5 percentage points.

Threshold, target and outperform achievement levels are defined for each corporate objective and, depending on the achievement of those performance levels, a payout ranging from 0% to 150% may be made for each objective. The Committee and management believe that achievement of the target levels of performance for the objectives will be difficult and challenging, but achievable with significant effort and skill, favorable preclinical study and clinical trial results, continued strong commercial performance, successful stock price performance, and execution of finance, business development and technical operating plans.

        Equity-Based Incentive Awards.    The Compensation Committee administers equity-based incentive awards, such as stock option grants, that are made to our executive officers under our 2010 Stock Incentive Plan. The Compensation Committee believes that by providing those persons who have substantial responsibility for our management and growth with an opportunity to increase their ownership of our stock, the best interests of our stockholders and executive officers will be closely aligned. Therefore, executive officers are eligible to receive equity-based incentive awards when the Compensation Committee performs its annual review, although these awards may be granted at other times in recognition of exceptional achievements. As is the case when the amounts of base salary and initial equity awards are determined, the Compensation Committee conducts a review of all components of an executive officer's compensation when determining annual equity awards to ensure that the executive's total compensation conforms to our overall philosophy and objectives.

        Under our 2010 Stock Incentive Plan, we may grant restricted shares, performance shares, RSUs or stock appreciation rights.

        In January 2015, the Management Stock Option Committee, a subcommittee of the Compensation Committee, approved equity-based incentive awards for our executive officers in connection with the Committee's evaluation of our 2014 performance. Each of our executive officers was granted options to purchase shares of our common stock and RSUs based on our equity award guidelines. Our CEO received awards with a grant date target value of $3,750,000, which fell between the 25th and 50th percentiles for the peer group used for competitive compensation data for our 2015 annual executive compensation determinations, and each of our executive vice presidents received awards with a grant date target value of $900,000. For each executive officer, the value as of the grant date of the options was equal to 75%, and the value of the shares underlying the RSUs was equal to 25%, of the aggregate value of such options and shares, in each case as determined under generally accepted accounting principles consistent with the valuation of our company's equity incentives. In addition, certain of our executive officers received special option grants intended to incentivize and retain those individuals. While our standard option grants have a seven year term and three year service-based vesting with one-third vesting after one year and the remainder vesting in equal monthly installments, the special option grants have a ten year term and vest in a single installment after four years. Values reported under "—Summary Compensation Table" below may not exactly equate to the target value because the actual number of shares for each award is determined based on our closing stock price immediately prior to the Management Stock Option Committee meeting, and the value for financial reporting and summary compensation table purposes is based on our closing price on the grant date, which is the date of that meeting.

        In January 2016, the Compensation Committee approved equity-based incentive awards for our executive officers in connection with the Committee's evaluation of our 2015 performance. Each of our executive officers was granted options to purchase shares of our common stock and RSUs based on our equity award guidelines. Our CEO received awards with a grant date target value of $4,000,000, and each of our executive vice presidents received awards with a grant date target value of $1,000,000. For each executive officer, the value as of the grant date of the options was equal to 75%, and the value of the shares underlying the RSUs was equal to 25%, of the aggregate value of such options and shares, in each case as determined under generally accepted accounting principles consistent with the valuation of our company's equity incentives. In addition, certain of our executive officers received special option grants intended to incentivize and retain those individuals. While our standard option grants have a seven year term and three year service-based vesting with one-third vesting after one year and the remainder vesting in equal monthly installments, the special option grants have a ten year term and vest in a single installment after four years. The actual number of shares for each award is determined based on our closing stock price on the grant date, which is the date of the Compensation Committee meeting. We believe that our use of stock options aligns employees' interests with our stockholders' long-term interests, focus employees on enhancing stockholder value and, due to the service-based vesting for options, promote employee retention. We believe that our use of RSUs, which vest only if the recipient has provided continued service over three years, promotes employee retention and focuses employees on enhancing stockholder value.

        While the Compensation Committee, in its discretion, may elect to make grants of restricted shares, performance shares, RSUs or stock appreciation rights if it deems it advisable, the 2010 Stock Incentive Plan contains a limit on the total amount of shares that may be issued other than upon the exercise of stock options or stock appreciation rights or pursuant to sales of restricted shares at purchase prices at least equal to the fair market value of the shares sold. That limit is currently 1,500,000 shares (which limit we are seeking to increase, as described below in "PROPOSAL 2"), 100,000 of which were issued in connection with the December 2011 RSU grant to our former CEO, Dr. Friedman, and 936,102 have been reserved for issuance, net of cancellations, as a result of the 2014, 2015 and January 2016 grants of performance shares and RSUs to new and existing employees. The January 2014 grant to Mr. Hoppenot (discussed in detail under "Executive Compensation—Compensation Discussion and Analysis—Recruitment of CEO" in our 2015 Proxy Statement, filed with the Securities and Exchange Commission on April 13, 2015, and also as referenced below), in connection with his employment as our new CEO, of RSUs covering 400,000 shares was not made under our 2010 Stock Incentive Plan and, thus, does not count against this limit.

        Termination Based Compensation Under Employment Agreements and Offer Letters.    Our executive officers are parties to employment agreements and offer letters, as described below under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

        These employment agreements and offer letters provide for severance payments and acceleration of vesting of equity-based awards upon termination of employment under the circumstances described below under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements." In general, the employment agreements provide for severance benefits if an officer's employment is terminated within 24 months following a change in control. These agreements are designed both to attract executives, as we compete for talented employees in a marketplace where such protections are routinely offered, and to retain executives and provide continuity of management in the event of an actual or threatened change in control.

        Other Compensation.    All of our full-time employees, including our executive officers, may participate in our health programs, such as medical, dental and vision care coverage, and our 401(k) and life and disability insurance programs. These benefits are designed to provide our executive officers and eligible employees a competitive total compensation package that enables us to attract and retain qualified personnel. Under our employment agreement with our CEO, we pay the premiums with respect to a six-year insurance policy that becomes payable to the CEO or his estate upon his disability or death.

Recruitment of CEO

        On December 24, 2013, we entered into an employment offer letter with Mr. Hoppenot to serve as our CEO. Mr. Hoppenot entered into an employment agreement with us on January 11, 2014 and started work with us as our CEO in January 13, 2014. For a detailed description of the elements of the compensation package agreed to with Mr. Hoppenot and referenced in the Summary Compensation Table below, including his salary and incentive compensation plan bonus, his long-term equity-based awards, his one-time sign-on bonus, his one-time RSU grant, and his life insurance and disability insurance coverage, please see "Executive Compensation—Compensation Discussion and Analysis—Recruitment of CEO" in our 2015 Proxy Statement, filed with the Securities and Exchange Commission on April 13, 2015. As

discussed above, approximately 79% of the votes cast in the stockholder advisory vote on executive compensation in 2014 approved our executive compensation described in last year's proxy statement.

Compensation Committee Report

        This report shall not deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission or be deemed incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates it by reference into a document filed under such Acts.

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this Proxy Statement with our management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2015.

Compensation Committee
Paul A. Brooke (Chair) Julian C. Baker Jean-Jacques Bienaimé

Named Executive Officers

        The Summary Compensation Table, Grants of Plan-Based Awards Table and the tables that follow provide compensation information for our named executive officers, including Hervé Hoppenot, our CEO, David W. Gryska, our Executive Vice President and Chief Financial Officer, and Reid M. Huber, Richard S. Levy and Wenqing Yao.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Hervé Hoppenot	2015	898,800	—	921,860		2,766,054	1,163,900	198,040	5,948,654

President and	2014	738,462	2,200,000	24,768,977	(9)	3,374,978	1,150,000	458,609	32,691,026

Chief Executive Officer(5)

David W. Gryska	2015	537,366	—	221,241		663,854	346,128	28,000	1,796,589

Executive Vice President and	2014	63,788	50,000	524,946		1,574,974	64,089	30,645	2,308,442

Chief Financial Officer(6)

Reid M. Huber	2015	397,462	—	221,241		1,788,713	257,500	33,610	2,698,526

Executive Vice President and	2014	365,558	—	999,932		599,978	271,688	5,378	2,242,534

Chief Scientific Officer(7)

Richard S. Levy	2015	417,300	—	221,241		663,854	269,543	33,399	1,605,337

Executive Vice President and	2014	402,977	—	324,945		974,998	292,180	6,818	2,001,918

Chief Drug Development Officer	2013	373,423	—	—		1,042,506	265,933	6,664	1,688,526

Wenqing Yao	2015	378,558	—	221,241		1,413,759	244,625	29,127	2,287,310

Executive Vice President,	2014	348,460	—	649,852		450,000	264,141	5,824	1,718,277

Medicinal and Process Chemistry(8)

(1)
For 2014, amounts shown under the "Bonus" column represent employment signing bonuses. Mr. Hoppenot received a signing bonus of $2,200,000, one quarter of which was paid upon commencement of employment and the remainder of which was payable in equal installments on the first day of each of the second, third and fourth calendar quarters of 2014. Mr. Gryska received a signing bonus of $50,000 that was paid upon commencement of employment.

(2)
Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts reported above in the "Stock Awards" and "Option Awards" columns represent the aggregate grant date fair value of stock awards and option awards granted in the respective fiscal years, as determined in accordance with ASC 718. The reported amounts for 2014 include the grant date fair values of option awards, restricted stock units ("RSUs") and performance shares and include, for Mr. Hoppenot, the grant date fair value of a one-time grant of 400,000 RSUs, as to which one-sixth of the RSUs vest at the end of each of calendar years 2014 through 2019 subject to Mr. Hoppenot's continued employment. The grant date fair values of performance shares granted in 2014 were calculated by multiplying the closing price of our common stock on the grant date by the target number of shares payable if the performance targets for those shares are achieved at the target level of 100%. Additional information with respect to 2015 option and RSU awards is set forth in the "2015 Grants of Plan-Based Awards" table below.

(3)
Amounts listed in this column represent bonuses paid under the annual incentive compensation plan for each of the respective years. These amounts are not reported in a separately identified Bonus column because the awards are tied to corporate performance objectives. The amount shown for Mr. Gryska for 2014 reflects proration for the portion of 2014 during which he was employed by us.

(4)
Amounts listed in this column for each year represent payments made for group term life insurance and $5,000 in matching contributions under our 401(k) plan, except with respect to Mr. Gryska, who received no matching contribution in 2014. The amount for Mr. Hoppenot in 2015 includes $160,207 of life insurance premiums paid on Mr. Hoppenot's behalf, $24,187 (inclusive of a tax gross up of $11,687) of financial planning services provided to Mr. Hoppenot, and $4,400 for serving as a director of the Company's European subsidiary. The amount for Mr. Hoppenot in 2014 includes $432,166 (inclusive of a tax gross up of $213,809) of life insurance and accident and sickness permanent total disability policy premiums paid on Mr. Hoppenot's behalf and $21,443 (inclusive of a tax gross up of $10,443) of financial planning services provided to Mr. Hoppenot. The amounts for Mr. Gryska in 2015 and 2014 include $20,489 (inclusive of a tax gross up of $6,641) and $30,537 (inclusive of a tax gross up of $11,034), respectively, in connection with his relocation. The amounts for Dr. Huber, Dr. Levy and Dr. Yao in 2015 include $23,794 (inclusive of a tax gross up of $11,794), $23,207 (inclusive of a tax gross up of $11,207), and $23,223 (inclusive of a tax gross up of $11,223), respectively, of financial planning services provided to such individuals, and the amounts for Dr. Huber and Dr. Levy in 2015 include $4,400 and $3,300, respectively, for serving as a director of the Company's European subsidiary.

(5)
Mr. Hoppenot was appointed President and Chief Executive Officer effective January 2014.

(6)
Mr. Gryska was appointed Executive Vice President and Chief Financial Officer effective October 2014.

(7)
Dr. Huber was appointed Executive Vice President and Chief Scientific Officer in May 2014.

(8)
Dr. Yao was appointed Executive Vice President, Discovery Medicinal and Process Chemistry in October 2014.

(9)
Represents the grant date fair value of a one-time grant of 400,000 RSUs to Mr. Hoppenot in connection the commencement of his employment as our CEO in January 2014, as to which one-sixth of the RSUs vest at the end of each of calendar years 2014 through 2019 subject to Mr. Hoppenot's continued employment, and the grant date fair value of 17,428 performance shares granted to Mr. Hoppenot, in each case valued as described in note (2).

2015 Grants of Plan-Based Awards

					All Other Stock Awards: Number of Shares of Stocks or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)(2)						Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)

Hervé Hoppenot		678,000	904,000	1,672,400

	1/8/2015				12,592				921,860

	1/8/2015					89,771	(5)		2,766,054

David W. Gryska		201,628	268,838	497,349

	1/8/2015				3,022				221,241

	1/8/2015					21,545	(5)		663,853

Reid M. Huber		150,000	200,000	370,000

	1/8/2015				3,022				221,241

	1/8/2015					21,545	(5)		663,853

	1/8/2015					30,000	(6)		1,124,860

Richard S. Levy		157,015	209,353	387,304

	1/8/2015				3,022				221,241

	1/8/2015					21,545	(5)		663,853

Wenqing Yao		142,500	190,000	351,500

	1/8/2015				3,022				221,241

	1/8/2015					21,545	(5)		663,853

	1/8/2015					20,000	(6)		749,906

(1)
The target amounts shown reflect our annual incentive plan awards originally provided under the 2015 incentive compensation plan and represent the pre-established target awards as a percentage of base salary for the 2015 fiscal year, with the potential for actual awards under the plan to either exceed or be less than such funding target depending upon corporate performance. Actual award amounts are not guaranteed and are determined at the discretion of the Compensation Committee, which may consider an individual's performance during the period. For additional information, please refer to the section titled "Executive Compensation—Compensation Discussion and Analysis—Key Elements of Executive Compensation—Incentive Compensation Plan." Actual 2015 incentive compensation plan payouts are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)
The threshold amounts shown illustrate the smallest payout that can be made under the 2015 incentive compensation plan if all of the pre-established performance objectives are achieved at the minimum achievement level. The target amounts shown are the payouts that can be made if all of the pre-established performance objectives have been achieved at the target achievement level and, as noted in footnote (1), correlate to the pre-established target awards as a percentage of base salary. The maximum amounts shown are the greatest payout that can be made if all of the pre-established maximum performance objectives are achieved or exceeded at the outperform achievement levels and all potential bonus points under the 2015 incentive compensation plan were earned. Actual awards may be more or less than these amounts and, as noted in footnote (1), are at the discretion of the Compensation Committee. For additional information, please refer to the section titled "Executive Compensation—Compensation Discussion and Analysis—Key Elements of Executive Compensation—Incentive Compensation Plan."

(3)
Awards listed in this column represent RSUs that will vest in full on the third anniversary of the grant date. Vesting of the RSUs is subject to acceleration under the circumstances described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

(4)
Represents the aggregate fair value of stock and option awards computed as of the grant date of each RSU or option award in accordance with ASC 718, rather than amounts paid to or realized by the named individual. There can be no assurance that options will be exercised (in which case no value will be realized by the individual), that the value on exercise of options will approximate the compensation expense we recognized, or that the price of our common stock when RSUs vest will equal or exceed the price of our common stock on the date of the applicable RSU award.

(5)
Options become exercisable as to one-third of the shares on the first anniversary of the grant date, with the remaining shares vesting ratably each month thereafter over the following two years, and have a term of seven years, subject to earlier termination in certain events relating to termination of employment. Vesting of the options is subject to acceleration under the circumstances described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

(6)
Options become exercisable as to all of the shares on the fourth anniversary of the grant date, and have a term of ten years, subject to earlier termination in certain events relating to termination of employment. Vesting of the options is subject to acceleration under the circumstances described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

Salary

        The annual salaries of the named executive officers are reflected under the Salary column of the Summary Compensation Table. The Compensation Committee reviews salaries on an annual basis, and may change each executive officer's salary based on the individual's contributions and responsibilities over the prior twelve months and any change in comparable company pay levels. In January 2015, the Compensation Committee set the 2015 base salaries for our executive officers. Salary compensation is discussed in greater detail under the heading "Executive Compensation—Compensation Discussion and Analysis."

Incentive Compensation

        All named executive officers received a bonus for the 2015 fiscal year under our discretionary 2015 incentive compensation plan. This bonus is reflected under the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table because, except as noted in footnote (3) to that table, the bonus is tied to the corporate performance of the Company. The plan established cash incentive awards for all of our eligible employees for 2015, and was designed to align incentive awards for each participant's individual performance with our corporate goals. Incentive awards for our executive officers were approved by the Compensation Committee in January 2016 and paid in March 2016 pursuant to this plan. Our executive officers each had a funding target under the plan, with the potential for actual awards under the plan to either exceed or be less than such funding target depending upon corporate performance, as well as each executive officer's individual performance. The range of the 2015 awards at the time of establishment of the plan is set forth under the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column to the Grants of Plan-Based Awards Table. Actual incentive award amounts paid to named executive officers for 2015 pursuant to this plan were based on the achievement of corporate goals that were predetermined by the Compensation Committee, as described in greater detail under the heading "Executive Compensation—Compensation Discussion and Analysis," and is disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

        In 2015, all named executive officers received grants of options to purchase common stock and RSUs. Dr. Huber and Dr. Yao also received in January 2015 special option grants. As described in greater detail under the heading "Executive Compensation—Compensation Discussion and Analysis," the special option grants were intended to incentivize and retain the recipients of those grants. The numbers and grant date fair values of these awards under ASC 718 are set forth in the Grants of Plan-Based Awards Table. The exercise price for options awarded in 2015 was the fair market value of our common stock on the grant date and, except for the special option grants, will generally vest and become exercisable as to one-third of the shares on the first anniversary of the grant date, with the remaining shares vesting ratably each month thereafter over the following two years. The special option grants will vest and become exercisable as to all of the shares on the fourth anniversary of the grant date. The options awarded in 2015, other than the special option grants, have a term of seven years from the grant date, and the special option grants have a term of ten years from the grant date.

        The amounts, if any, actually realized by the named executive officers for the 2015 awards will vary depending on the vesting of the award and the price of our common stock in relation to the exercise price at the time of exercise. Detail regarding the number of exercisable and unexercisable options held by each named executive officer at year-end is set forth in the Outstanding Equity Awards at Fiscal Year-End Table.

Compensation Risk Assessment

        The Compensation Committee, in consultation with the Company's executive management, reviewed the Company's compensation policies and practices for its employees and concluded that risks arising from those policies and practices are not reasonably likely to have a material adverse effect on the Company.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

        In April 2014, the Compensation Committee and Management Stock Option Committee approved amendments to outstanding employee stock option and RSU agreements and to the forms of agreements for future employee stock option and RSU agreement to provide that, in the event of a change in control of the Company, (i) if the successor corporation does not assume or substitute comparable awards for all outstanding employee options and RSUs, then as of the date of completion of the change in control transaction, the vesting of such options and RSUs shall be accelerated in full, and (ii) if outstanding options and RSUs are assumed or replaced by comparable awards by the successor corporation and within one year after the change in control, an equity awardee's service as an employee is terminated without cause or due to constructive termination, then the vesting of such person's assumed or substituted options and RSUs shall be accelerated in full. The value of such acceleration in full for each Named Executive Officer, assuming such termination or event was effective as of December 31, 2015, is set forth in the table below under the heading "Potential Payments Upon Termination in Connection with a Change in Control."

President and CEO

        In connection with his appointment as President and CEO in January 2014, Mr. Hoppenot and the Company entered into an offer of employment letter and an employment agreement.

        Pursuant to the offer letter, Mr. Hoppenot was entitled to an initial base salary of $800,000 and participated in the Company's annual incentive compensation plan with a funding target for a cash bonus under such plan of 100% of his annual base salary and a minimum bonus for 2014 of $800,000. Mr. Hoppenot's base salary is reviewed annually by the Compensation Committee. Future bonuses under the incentive compensation plan will be determined by the Compensation Committee in its discretion based on the achievement of performance goals to be determined annually by the Board or, as applicable, the Committee. Pursuant to the offer letter, Mr. Hoppenot also received a signing bonus of $2,200,000, one quarter of which was paid upon commencement of employment and the remainder of which is payable in equal installments on the first day of each of the second, third and fourth calendar quarters of 2014. Except as otherwise provided in his employment agreement, Mr. Hoppenot must have remained employed by the Company through the first calendar day of each such quarter in order to receive the respective quarterly portion of the signing bonus.

        Mr. Hoppenot received an initial award in January 2014 of options to purchase 124,148 shares of common stock and 17,428 performance shares under the Company's 2010 Stock Incentive Plan with an aggregate value as of the grant date equal to $4,500,000, determined under generally accepted accounting principles consistent with the valuation of the Company's equity incentives. Mr. Hoppenot will be eligible to receive future annual equity awards as determined by the Compensation Committee, and all such equity awards, including the initial award, will be subject to vesting or attainment of performance criteria, as applicable, at the same levels as apply to awards of the same type granted to the Company's other senior executives for the same fiscal year. Mr. Hoppenot also received in January 2014 a one-time grant of

400,000 RSUs. Each RSU represents the right to acquire one share of the Company's common stock. Vesting of the RSUs will be subject to Mr. Hoppenot's continued employment on the applicable vesting dates, with one-sixth of the RSUs vesting at the end of each of the calendar years 2014 through 2019, subject to earlier acceleration of vesting upon the occurrence of certain events in accordance with the terms of his employment agreement.

        Termination Without Good Reason Prior to a Change in Control.    If Mr. Hoppenot voluntarily terminates his employment with the Company other than for good reason and other than in the 24-month period following a change in control (the "Change in Control Employment Period"), the Company will pay Mr. Hoppenot, to the extent not already paid, his annual base salary through the date of termination, any deferred compensation and any accrued vacation pay.

        Termination Without Good Reason in Connection with a Change in Control.    If Mr. Hoppenot terminates his employment with the Company without good reason during the Change in Control Employment Period, the Company will pay Mr. Hoppenot, to the extent not already paid, his annual base salary through the date of termination, any deferred compensation, any accrued vacation pay, and an amount equal to a pro rata portion of his target bonus calculated according to the number of days he worked through the date of termination in the current fiscal year.

        Termination Without Cause or for Good Reason Not in Connection with a Change in Control.    If, at any time other than during the Change in Control Employment Period, Mr. Hoppenot's employment is terminated by the Company without cause or by Mr. Hoppenot for good reason, the Company will pay Mr. Hoppenot, to the extent not already paid, his annual base salary through the date of termination, his signing bonus, any deferred compensation, any accrued vacation pay, and an amount equal to a pro rata portion of his target bonus calculated according to the number of days he worked through the date of termination in the current fiscal year. In addition, the Company will pay him an amount equal to the sum of 1.5 times his annual base salary and the greater of his current target bonus or his bonus amount for the preceding fiscal year. The agreement also provides that Mr. Hoppenot's stock options and RSUs (other than his one-time grant of 400,000 RSUs) will vest as to the amount that would have vested had he continued to work for the Company for an additional 18 months. All options would continue to be exercisable for 180 days following the date of termination. In addition, the agreement provides that the 400,000 RSUs granted in connection with joining the Company will vest as to 100% of the amount that would have vested had he continued to work for the Company for an additional 12 months and vest as to 50% of the amount that would have vested had he continued to work for the Company for an additional 12 months subsequent to the initial 12 months after the date of termination. The agreement also provides for the payment of COBRA premiums by the Company, or the cash equivalent thereof, for Mr. Hoppenot and his family for up to 12 months, outplacement services for up 12 months, as well as payment with respect to any other accrued amounts under other of the Company's benefits arrangements.

        Termination in Connection with a Change in Control Without Cause or for Good Reason.    If during the Change in Control Employment Period Mr. Hoppenot's employment is terminated by the Company without cause or by Mr. Hoppenot for good reason, the Company will pay Mr. Hoppenot, to the extent not already paid, his annual base salary through the date of termination, his signing bonus, any deferred compensation, any accrued vacation pay, and an amount equal to a pro rata portion of his target bonus calculated according to the number of days he worked through the date of termination in the current fiscal year. In addition, the Company will pay him an amount equal to three times the sum of his current annual base salary and the greater of his current target bonus or his bonus amount for the preceding fiscal year. The agreement also provides that in the event of such a termination, all of Mr. Hoppenot's unvested RSUs and unvested stock options will vest in full, and all stock options will remain exercisable for 12 months following his termination. In addition, all performance shares will vest in full and be settled assuming the target level of performance has been achieved. The agreement also provides for the continuation of benefits for Mr. Hoppenot and his family for up to 36 months, outplacement services for up 12 months, as well as payment with respect to any other accrued amounts under other of the Company's benefits arrangements.

        Other Covenants.    The Company has also agreed to maintain for a period of six years commencing on the date of employment an insurance policy pursuant to which $15 million would be payable to Mr. Hoppenot or his estate in the event of disability or death. In April 2015, this provision was amended to eliminate the requirement that the Company gross-up each premium amount to cover taxes incurred by Mr. Hoppenot, as described under "Executive Compensation—Compensation Discussion and Analysis—Key Elements of Executive Compensation." Under the agreement, Mr. Hoppenot is subject to non-solicitation/non-hiring and non-disparagement covenants that extend two years from termination of employment. Upon certain breaches of those covenants after termination of employment, Mr. Hoppenot must forfeit all of his unvested stock options, stock appreciation rights, restricted stock units, performance shares, and the gain or income realized from the exercise, vesting or settlement of the same within 24 months prior to the breach.

Agreements with other Named Executive Officers

        In November 2003, our Board approved a form of employment agreement for Executive Vice Presidents and certain other senior employees. The Company entered into an employment agreement with Richard S. Levy, effective November 21, 2003. The form of employment agreement for the Executive Vice Presidents and certain other senior employees was amended in December 2008 to comply with Section 409A of the Internal Revenue Code of 1986, as amended. In April 2012, the employment agreements with our Executive Vice Presidents and certain other senior employees were amended to increase the amount payable upon an "involuntary termination" of the executive's employment within 24 months following a change in control. The Company entered into an employment agreement with Reid M. Huber in May 2011 and Wenqing Yao in November 2003 while each served as one of our senior employees. The Company entered into an employment agreement with David W. Gryska in October 2014 upon his employment as Executive Vice President and Chief Financial Officer.

        The employment agreements with our Executive Vice Presidents provide that in the event of an "involuntary termination" of the executive's employment within 24 months following a change in control (which includes actual termination without cause and constructive termination by way of the assignment of duties substantially and materially inconsistent with the executive's position or other diminishment in position, requiring the executive to be based at any location outside more than 35 miles from the office or location where he or she was based prior to a change in control, a reduction in salary, bonus or adverse change in benefits, or a breach by the Company of the terms of the executive's employment arrangement), we will pay the executive an amount equal to two times the sum of the executive's current annual base salary and the greater of (1) the executive's current target bonus or (2) the executive's bonus amount for the preceding fiscal year. A "change in control" generally includes a significant change in the composition of the Board, the acquisition by any person or entity of greater than 50% of the combined voting power of the Company's outstanding securities, the approval of a liquidation or dissolution of the Company, or the sale or disposition of all or substantially all of the Company's assets or similar transaction. We will also pay the executive a pro rata portion of the executive's target bonus calculated according to the number of days the executive worked through the termination date in the current fiscal year. The cash payment would be paid in a lump sum payment following the executive's termination. The agreement also provides that in the event of such a termination, all of the executive's unvested stock options will vest in full, and all stock options will be exercisable for 12 months following the executive's termination. In addition, the agreement provides for the reimbursement of COBRA premiums by the Company for the executive and eligible dependents for up to 12 months, reimbursement (or payment) by the Company for the cost of continued life and disability insurance for the executive for 12 months at the same levels in effect on the termination date, as well as payment with respect to any other accrued amounts under other of the Company's benefits arrangements.

Potential Payments Upon Termination without a Change in Control

        The following table describes the potential payments and benefits triggered by a termination of employment of a named executive officer by the Company without cause, or by the executive for good reason, in each case prior to a change in control and assuming the employment of the named executive officer was terminated on December 31, 2015.

Termination	Cash Payment ($)	Medical/ Insurance Benefits ($)	Acceleration of Equity Awards ($)(1)	Other ($)(2)	Total ($)

Hervé Hoppenot
• Termination without cause	3,985,000	28,539	13,867,701	142,138	18,023,378

(1)
Represents the amount by which the $108.45 closing price of our common stock on December 31, 2015 exceeded the exercise price for equity awards for which vesting would have accelerated as a result of termination of employment.

(2)
Includes accrued amounts under other of the Company's benefits arrangements, including accrued vacation and other vested benefits the named executive officer is entitled to receive that are generally available to all salaried employees.

Potential Payments Upon Termination in Connection with a Change in Control

        The following table describes the potential payments and benefits triggered by a termination of employment of a named executive officer in connection with a change in control, by the Company without cause or by the executive for good reason, in each case assuming the employment of the named executive officer was terminated on December 31, 2015.

Termination	Cash Payment ($)	Medical/ Insurance Benefits ($)	Acceleration of Equity Awards ($)(1)	Other ($)(2)	Total ($)

Hervé Hoppenot
• Termination without cause or for good reason(3)	7,066,000	92,204	37,307,360	142,138	44,607,702

David W. Gryska
• Termination without cause or for good reason(3)	1,881,864	19,998	3,336,607	12,408	5,250,877

Reid M. Huber
• Termination without cause or for good reason(3)	1,543,376	32,329	4,613,291	44,615	6,233,611

Richard S. Levy
• Termination without cause or for good reason(3)	1,631,127	20,111	2,406,718	42,676	4,100,632

Wenqing Yao
• Termination without cause or for good reason(3)	1,330,000	29,621	3,510,162	43,846	4,913,629

(1)
Represents the amount by which the $108.45 closing price of our common stock on December 31, 2015 exceeded the exercise price for stock options for which vesting would have accelerated as a result of termination of employment and $108.45 multiplied by the number of restricted stock units for which vesting would have accelerated as a result of termination of employment.

(2)
Includes accrued amounts under other of the Company's benefits arrangements, including accrued vacation and other vested benefits the named executive officer is entitled to receive that are generally available to all salaried employees.

(3)
Includes constructive termination following a change in control. See the section entitled "Agreements with Named Executive Officers" above.

2015 Outstanding Equity Awards At Fiscal Year-End

		Option Awards						Stock Awards
Name	Grant Date/ Performance Award Period	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Un-Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)		Market Value of Shares or Units of Stock That Have Not Vested($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Hervé Hoppenot	1/8/2015					12,592	(4)
	1/8/2015	—	1,365	73.21	1/7/2022
	1/8/2015	—	88,406	73.21	1/7/2022
	1/21/2014								17,428	(5)	1,890,067
	1/21/2014	1,549	3,098	64.55	1/20/2021
	1/21/2014	77,767	41,734	64.55	1/20/2021
	1/13/2014					266,667	(6)	28,920,036

		79,316	134,603			279,259		28,920,036	17,428		1,890,067

David W. Gryska	1/8/2015					3,022	(4)	327,736
	1/8/2015	—	599	73.21	1/7/2022
	1/8/2015	—	20,946	73.21	1/7/2022
	10/31/2014					7,828	(4)	848,947
	10/31/2014	1,491	2,982	67.06	10/30/2021
	10/31/2014	20,044	30,859	67.06	10/30/2021

		21,535	55,386			10,850		1,176,683

Reid M. Huber	1/8/2015					3,022	(4)	327,736
	1/8/2015	—	1,423	73.21	1/7/2022
	1/8/2015	—	20,122	73.21	1/7/2022
	*1/8/2015	—	1,365	73.21	1/7/2022
	*1/8/2015	—	28,635	73.21	1/7/2022
	4/8/2014					16,309	(4)	1,768,711
	1/21/2014								3,098	(5)	335,978
	1/21/2014	—	1,059	64.55	1/20/2021
	1/21/2014	14,100	6,911	64.55	1/20/2021
	2/9/2013	1,488	3,889	18.32	2/8/2020
	2/9/2013	11,709	—	18.32	2/8/2020

		27,297	63,404			19,331		2,096,447	3,098		335,978

Richard S. Levy	1/8/2015					3,022	(4)	327,736
	1/8/2015	—	1,085	73.21	1/7/2022
	1/8/2015	—	20,460	73.21	1/7/2022
	1/21/2014								5,034	(5)	545,937
	1/21/2014	—	997	64.55	1/20/2021
	1/21/2014	22,913	11,955	64.55	1/20/2021
	2/9/2013	2,760	5,458	18.32	2/8/2020
	2/9/2013	3,937	2,876	18.32	2/8/2020
	1/19/2012	6,100		17.79	1/18/2019
	1/25/2011	7,683	—	14.72	1/24/2018

		43,393	42,831			3,022		327,736	5,034		545,937

Wenqing Yao	1/8/2015					3,022	(4)	327,736
	1/8/2015	—	1,559	73.21	1/7/2022
	1/8/2015	—	19,986	73.21	1/7/2022
	*1/8/2015	—	1,365	73.21	1/7/2022
	*1/8/2015	—	18,635	73.21	1/7/2022
	4/8/2014					10,193	(4)	1,105,431
	1/21/2014								2,322	(5)	251,821
	1/21/2014	—	905	64.55	1/20/2021	—		—	—		—
	1/21/2014	10,575	5,073	64.55	1/20/2021
	2/9/2013	2,677	3,889	18.32	2/8/2020
	2/9/2013	62,542	—	18.32	2/8/2020
	1/19/2012	25,354	—	17.79	1/18/2019

		101,148	51,412			13,215		1,433,167	2,322		251,821

(1)
All options listed in this table, other than those marked with an asterisk (*), become exercisable as to one-third of the shares on the first anniversary of the date of grant, with the remaining shares vesting ratably thereafter over the following two years, and have a term of seven years, subject to earlier termination in certain events relating to termination of employment. Options marked with an asterisk become exercisable as to all of the shares on the fourth anniversary of the date of grant, and have a term of ten years, subject to earlier termination in certain events relating to termination of employment. Vesting of all options listed in this table is subject to acceleration under the circumstances described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

(2)
The market value of unvested RSUs is calculated by multiplying the number of unvested RSUs held by the applicable named executive officer by $108.45, the closing price of our common stock on December 31, 2015.

(3)
The market value of unvested performance shares assumes achievement of the performance goals at the target level of 100% and is calculated by multiplying the number of unvested target shares held by the applicable named executive officer by $108.45, the closing price of our common stock on December 31, 2015. The maximum number of shares issuable pursuant to the performance shares if the performance goals are achieved at the maximum achievement level is 125% of the number of target shares.

(4)
RSUs vest in full on the third anniversary of the grant date, subject to the holder's continued service through such date. Vesting of the RSUs is subject to acceleration under the circumstances described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

(5)
Performance shares that vest over a three-year performance period ending December 31, 2016 and subject to the executive's continued employment during the performance period.

(6)
In connection with the commencement of his employment as our CEO in January 2014, Mr. Hoppenot was awarded a one-time grant of 400,000 RSUs, with one-sixth vesting at the end of each of the calendar years 2014 through 2019 subject to Mr. Hoppenot's continued employment and subject to acceleration of vesting upon certain events in accordance with the terms of his employment agreement, as described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

2015 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(2)
Hervé Hoppenot	—	—	133,333	(3)	6,471,291
David W. Gryska	—	—	—		—
Reid M. Huber	62,720	5,241,530	—		—
Richard S. Levy	249,186	19,935,363	—		—
Wenqing Yao	50,254	4,286,816	—		—

(1)
Value realized is based on the fair market value of our common stock on the date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the individual.

(2)
Value realized is based on the fair market value of our common stock on the vesting date and does not necessarily reflect proceeds actually received by the individual.

(3)
Of the total shares acquired upon vesting, 62,831 shares were withheld for tax purposes.

Equity Compensation Plan Information

        The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2015, including the 1991 Stock Plan, the 1993 Directors' Stock Option Plan, the 1997 Employee Stock Purchase Plan and the 2010 Stock Incentive Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	11,884,513	33.55	5,392,308	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	11,884,513	33.55	5,392,308

(1)
Includes 711,158 shares available for issuance under the Company's 1997 Employee Stock Purchase Plan and 4,681,150 shares available for issuance under the 2010 Stock Incentive Plan.

        As of March 31, 2016, the Company had outstanding options to purchase an aggregate of 11,642,920 shares of common stock under the 1991 Stock Plan, the 1993 Directors' Stock Option Plan and the 2010 Stock Incentive Plan at a weighted average exercise price of $42.00 per share and with a weighted average remaining contractual term of 4.37 years, outstanding RSUs for 990,778 shares of common stock and outstanding performance shares pursuant to which a maximum of 45,324 shares could be issued. As of March 31, 2016, the Company had 3,133,023 shares of common stock available for future issuance under the 2010 Stock Incentive Plan (excluding shares subject to the amendments described in Proposal 2) and had no outstanding awards under the 2010 Stock Incentive Plan other than outstanding options, restricted stock units and performance shares. Other than outstanding options to purchase Common Stock under the 1991 Stock Plan, the 1993 Directors' Stock Option Plan and the 2010 Stock Incentive Plan, outstanding RSUs and performance shares under the 2010 Stock Incentive Plan, and 400,000 outstanding RSUs granted outside of the 2010 Stock Incentive Plan to Hervé Hoppenot, the Company had no other outstanding awards as of March 31, 2016, and no shares remain available for future issuance under either the 1991 Stock Plan or the 1993 Directors' Stock Option Plan.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD

        The Audit Committee of the Board is composed of three directors, each of whom qualifies as "independent" under the current listing requirements of The NASDAQ Stock Market. The current members of the Audit Committee are Paul J. Clancy, Paul A. Brooke and Wendy L. Dixon. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. The charter is reviewed annually for changes, as appropriate.

        In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company's annual financial statements with accounting principles generally accepted in the United States and the effectiveness of the Company's internal control over financial reporting. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess or determine the effectiveness of the Company's internal control over financial reporting.

        Within this framework, the Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2015 and the Company's internal control over financial reporting. The Audit Committee has also discussed with the independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed by Auditing Standard No. 16, "Communications with Audit Committees," issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

        Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015.

Audit Committee
Paul J. Clancy (Chair) Paul A. Brooke Wendy L. Dixon

 PROPOSAL 2

PROPOSAL TO AMEND THE 2010 STOCK INCENTIVE PLAN

        In March 2016, the Board approved amendments to the 2010 Stock Incentive Plan (referred to in this proposal description as the "2010 Plan"), subject to the approval of our stockholders at the Annual Meeting, to increase the number of shares available for issuance and to increase the limitation on the number of shares that may be issued pursuant to certain sales or awards. The following summary of the principal features of the 2010 Plan, as amended, is qualified by reference to the terms of the plan, a copy of which is available without charge upon stockholder request to Secretary, Incyte Corporation, 1801 Augustine Cut-Off, Wilmington, Delaware 19803. The 2010 Plan, as amended, has also been filed electronically with the Securities and Exchange Commission together with this Proxy Statement, and can be accessed on the SEC's web site at http://www.sec.gov.

Description of Amendments

        The first amendment to the 2010 Plan approved by the Board and submitted for stockholder approval consists of an increase in the number of shares available for issuance thereunder by 6,000,000 shares, from 24,753,475 shares to 30,753,475 shares.

        The proposed increase of 6,000,000 in the number of shares reserved for issuance under the 2010 Plan is needed to allow us to continue to provide effective and appropriate equity incentives to our employees and directors. Our equity awards have historically consisted of stock options, RSUs and performance shares. Our Board and the Compensation Committee of the Board have believed that equity awards align compensation incentives with stockholder interests, provide at-risk compensation for management by providing them with a strong incentive to improve the Company's performance, and provide employees with the opportunity to benefit significantly from the success of the Company. We offer equity awards to all new hires and have found that attractive and competitive initial equity awards are often an important inducement for the high-performing, entrepreneurial individuals who we believe are key to our success. We expect to continue to expand our workforce in support of our research and development and commercialization efforts and anticipate hiring a significant number of new employees during 2016. As we recruit to fill these new positions, the amount of shares required for initial awards to new hires, together with the amount required for annual awards to existing employees, in each case consistent with our historical practices, increases.

        We do not believe the proposed 6,000,000 share increase will be unduly dilutive to stockholders. A common measure of potential dilution from outstanding equity awards is "overhang," generally defined as equity awards outstanding but not exercised, plus equity awards available to be granted (together referred to as potential equity award shares), divided by the sum of total common shares outstanding plus potential equity award shares. As of March 31, 2016, our overhang was 7.8%, as compared with 10.0% as of March 31, 2015. We believe that our overhang has been reduced as a result of our equity award guidelines that were implemented in January 2014, pursuant to which the number of stock option awards was reduced through the use of RSUs and performance shares. For our annual awards and new employee awards in 2015, each recipient received a mix of stock options and RSUs, with the value as of the grant date of the options equal to 75%, and the value of the shares underlying the RSU award equal to 25%, of the aggregate value of such options and shares, in each case as determined under generally accepted accounting principles consistent with the valuation of our Company's equity incentives.

        The second amendment approved by the Board and submitted for stockholder approval consists of an increase of the limitation on the number of shares that may be issued pursuant to sales or awards other than upon exercise of options or other than pursuant to sales at purchase prices at least equal to the fair market value of the shares sold from 1,500,000 shares to 2,500,000 shares. As of March 31, 2016, 1,036,102 shares of the 1,500,000 share limit had been issued or reserved for issuance, in the form of 990,778 shares issued or reserved for issuance pursuant to RSUs, and 45,324 shares reserved for issuance based on maximum achievement of performance goals relating to outstanding performance shares as of that date.

2010 Stock Incentive Plan

        The 2010 Plan was initially adopted by the Board in March 2010 and approved by our stockholders in May 2010. It was amended and restated by the Board in March 2011 and further amended by the Board in April 2012, and our stockholders approved the amendments in May 2011 and May 2012, respectively. It was last amended and restated by the Board in April 2013 and our stockholders approved the amended and restated 2010 Plan in May 2013. The Board further amended the Plan in January and March 2014, and our stockholders approved the amendments in May 2014.

        The purpose of the 2010 Plan is to assist in the recruitment, retention and motivation of employees, outside directors and consultants who are in a position to make material contributions to our long-term success and the creation of stockholder value. The 2010 Plan offers a significant incentive to encourage our employees, outside directors and consultants by enabling those individuals to acquire shares of our common stock, thereby increasing their proprietary interest in the growth and success of our Company.

        The 2010 Plan provides for the direct award or sale of shares of common stock (including restricted shares), the award of RSUs and stock appreciation rights, the award of performance shares and the grant of incentive stock options to purchase common stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options to purchase common stock that do not qualify for such treatment under the Code. All employees, including officers, of the Company or any subsidiary, non-employee directors of the Company and any consultant who performs services for the Company or any subsidiary are eligible to purchase shares of common stock and to receive awards of shares, restricted shares, performance shares, RSUs or stock appreciation rights or grants of nonstatutory stock options. Only employees are eligible to receive grants of incentive stock options. As of December 31, 2015, 698 employees (including officers) and non-employee directors would have been eligible to purchase common stock and to receive awards under the 2010 Plan.

Administration

        The 2010 Plan is administered by the Compensation Committee. Subject to the limitations set forth in the plan, the Compensation Committee has the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during which an option or stock appreciation right may be exercised and the rate at which the awards may vest or be earned, including any performance criteria to which they may be subject. The Compensation Committee also has the authority to determine the consideration and methodology of payment for awards. The Board has created a secondary committee, the Non-Management Stock Option Committee, which is authorized to make awards and grants under the 2010 Plan to eligible individuals other than members of the Board, the "Section 16 officers," and employees who hold the title of Senior Vice President or above.

Maximum Shares and Award Limits

        A total of 24,753,475 shares of common stock are currently reserved for issuance under the 2010 Plan. As of March 31, 2016, the Company had outstanding options to purchase an aggregate of 12,679,022 shares of common stock (with exercise prices ranging from $2.80 to $128.21 per share) under the 2010 Plan, outstanding performance shares pursuant to which a maximum of 45,324 shares could be issued, and outstanding RSUs for 990,778 shares, and had 3,133,023 shares of common stock available for issuance under the 2010 Plan (or 9,133,023 shares of common stock including the 6,000,000 shares subject to stockholder approval at the Annual Meeting). As of March 31, 2016, the Company had outstanding options to purchase an aggregate of 11,642,920 shares of common stock under the 1991 Stock Plan, the

1993 Directors' Stock Option Plan and the 2010 Plan at a weighted average exercise price of $42.00 per share and with a weighted average remaining contractual term of 4.37 years. The 2010 Plan replaced the 1991 Stock Plan and the 1993 Directors' Stock Option Plan. Shares that are subject to awards that expire, terminate or are cancelled under either the 1991 Stock Plan or the 1993 Directors' Stock Option Plan will not be made available for future awards under the 2010 Plan. Other than outstanding options to purchase common stock under the 1991 Stock Plan, the 1993 Directors' Stock Option Plan and the 2010 Plan, outstanding performance shares and RSUs under the 2010 Plan, and 400,000 outstanding RSUs granted outside of the 2010 Plan to Hervé Hoppenot, the Company had no other outstanding awards as of March 31, 2016, and no shares remain available for future issuance under either the 1991 Stock Plan or the 1993 Directors' Stock Option Plan. No one award recipient may receive awards under the 2010 Plan in any calendar year that relate to more than 800,000 shares of common stock. No more than 2,500,000 shares may be issued pursuant to sales or awards other than upon exercise of options or other than pursuant to sales at purchase prices at least equal to the fair market value of the shares sold (including the 1,000,000 shares subject to stockholder approval at the Annual Meeting). In addition, no more than 10% of the total number of shares of common stock reserved for issuance under the 2010 Plan may be subject to awards of restricted shares, RSUs or performance shares with vesting periods shorter than the minimum vesting periods applicable to such awards under the 2010 Plan.

        These limitations shall be adjusted as appropriate and equitable in the event of a stock dividend, stock split, reclassification of stock or similar events. If an award made under the 2010 Plan expires without having been exercised in full, or if any restricted shares, RSUs or performance shares are forfeited or repurchased by Company due to failure to vest, then the corresponding shares will again become available for awards under the 2010 Plan. Upon the settlement of stock appreciation rights, all of the shares subject to any such stock appreciation right will reduce the number of shares available under the 2010 Plan, regardless of the number of shares actually issued. If any award is paid in cash rather than shares of common stock, the payment of cash will not reduce the number of available shares. The Company may grant awards under other plans or programs, which may be settled in shares of common stock issued under the 2010 Plan. Such shares shall be treated like shares issued in settlement of RSUs and, when issued, will reduce the number of shares of common stock available for issuance under the 2010 Plan.

Stock Options

        The terms of any grants of stock options under the 2010 Plan will be set forth in a stock option agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of such option grants, which need not be identical. Stock options may provide for the accelerated exercisability in the event of the award recipient's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the award recipient's service. The Compensation Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of the same or a different number of shares. However, outstanding options may not be modified to lower the exercise price, nor may outstanding options be assumed or accepted for cancellation in return for the grant of new options with a lower exercise price, unless approved by the Company's stockholders. In no event will the Company purchase or assume in exchange for cash any stock option whose exercise price exceeds the fair market value of the underlying shares of common stock.

        The exercise price of each option will be set by the Compensation Committee, subject to the following limits. The exercise price of an incentive stock option cannot be less than 100% of the fair market value of a share of common stock on the date the option is granted, and in the event an option recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the fair market value of a share of common stock on the date the option is granted. The exercise price of a nonstatutory stock option cannot be less than 100% of the fair market value of a share of common stock on the date the option is granted. On April 8, 2016, the closing price for our common stock on The NASDAQ Global Select Market was $77.47. The maximum period in which an option may be exercised will be fixed by the Compensation Committee and included in each stock option agreement but cannot exceed ten years in the case of an incentive stock option, and in the event an option recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the maximum period for an incentive stock option granted to that person cannot exceed five years. In addition, no option recipient may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant) in excess of $100,000.

        The exercise price for the exercise of a stock option may be paid in cash or, to the extent that the stock option agreement so provides, by surrendering shares of common stock, by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price, by delivery of an irrevocable direction to a securities broker or lender to pledge shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate exercise price, by delivering a full-recourse promissory note, or in any other form that is consistent with applicable laws, regulations and rules. Options generally will be nontransferable except in the event of the option recipient's death.

        Stock options granted under the 2010 Plan must be exercised by the optionee before the expiration of such option. Each stock option agreement will set forth the extent to which the option recipient will have the right to exercise the option following the termination of the recipient's service with us, and the right to exercise the option of any executors or administrators of the award recipient's estate or any person who has acquired such options directly from the award recipient by bequest or inheritance.

Automatic Option Grants to Directors

        The 2010 Plan provides for the automatic grant of options to purchase shares of common stock to directors of the Company who are not employees of the Company. Each non-employee director who first joins the Board after the effective date of the 2010 Plan will receive a nonstatutory stock option to purchase 25,000 shares of our common stock at an exercise price equal to the fair market value of a share of common stock on the date of grant. The option will vest and become exercisable as to 25% of those shares on the first anniversary of the date of grant. The balance of those shares will vest and become exercisable monthly over a three year period beginning on the day that is one month after the first anniversary of the date of grant, at a monthly rate of 1/48th of the number of shares subject to such option. On the date of each annual meeting of our stockholders, each non-employee director who will continue to serve as a member of the Board will receive an additional nonstatutory stock option to purchase 15,000 shares of common stock at an exercise price equal to the fair market value of a share of common stock on the date of grant. Each of these options will vest and become exercisable in full on the first anniversary of the date of grant or, if earlier, on the date of our next regular annual meeting of our stockholders. Each such director who is not initially elected at a regular annual meeting of our stockholders will receive an option to purchase a pro rata portion of 15,000 shares based upon the number of full months remaining from the date of the election of the director until the next regular annual meeting of our stockholders divided by twelve. This option will vest in full at the next regular annual meeting of our stockholders following the date of grant. Options granted to non-employee directors will become fully vested if a change in control occurs with respect to the Company during the director's service. The Board may from time to time increase the number of shares subject to an initial or annual grant if the Board determines that the increase is necessary to induce individuals to become or remain non-employee directors, or to address an increase in the duties or responsibilities of a non-employee director. The Board may also determine that the exercise price of such an option shall be greater than the fair market value of the common stock on the date of grant and that the option shall be exercisable on a different schedule than stated above.

Restricted Shares

        The terms of any awards of restricted shares under the 2010 Plan will be set forth in a restricted share agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of the restricted share agreements, which need not be identical. Restricted share awards generally will be subject to vesting requirements of a minimum period of three years, and may be subject to transfer restrictions. Award recipients who are granted restricted shares generally have all of the rights of a stockholder with respect to those shares. Restricted shares may be issued for consideration as the Compensation Committee may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services.

Restricted Stock Units

        The terms of any awards of RSUs under the 2010 Plan will be set forth in an RSU agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of the RSU agreements, which need not be identical. RSUs give an award recipient the right to acquire a specified number of shares of common stock, or at the Compensation Committee's discretion, cash, or a combination of common stock and cash, at a future date upon the satisfaction of certain vesting conditions based upon a vesting schedule or performance criteria established by the Compensation Committee. RSUs generally will be subject to vesting requirements of a minimum period of three years. RSUs may be granted in consideration of a reduction in the award recipient's other compensation, but no cash consideration is required of the award recipient. Unlike restricted shares, the stock underlying RSUs will not be issued until the stock units have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time of issuance of any common stock upon settlement.

Stock Appreciation Rights

        The terms of any awards of stock appreciation rights under the 2010 Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms, conditions and restrictions of any such agreements, which need not be identical. A stock appreciation right generally entitles the award recipient to receive a payment upon exercise equal to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the value of a share of common stock on the date of grant. The exercise price of a stock appreciation right cannot be less than 100% of the fair market value of a share of common stock on the date the stock appreciation right is granted. The amount payable upon the exercise of a stock appreciation right may be settled in cash or by the issuance of shares of common stock.

Performance Shares

        The terms of any awards of performance shares under the 2010 Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms, conditions and restrictions of any such agreements, which need not be identical.

        Performance shares give an award recipient the right to acquire a specified number of shares of common stock, or at the Compensation Committee's discretion, cash, or a combination of common stock and cash, at a future date, based on performance criteria set forth in the performance share agreement. The actual number of performance shares eligible for settlement may be larger or smaller than the number included in the original award, based on the performance criteria. Performance shares may be granted in consideration of a reduction in the award recipient's other compensation, but no cash consideration is required of the award recipient. An award of performance shares generally will vest only if the award recipient performs services for the entire performance period (or if less, one year). Recipients of performances shares generally will have no voting or dividend rights prior to the time of issuance of any common stock upon settlement.

Qualifying Performance Criteria

        The 2010 Plan sets forth performance criteria that may be used in the case of performance shares and certain other awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code. To qualify as a "performance-based compensation," the number of shares or other benefits granted, issued, retainable or vested under an award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either us as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' or quarter's results or to the performance of one or more comparable companies or a designated comparison group or index, in each case as specified by the Compensation Committee in the award: (a) cash flow (including operating cash flow), (b) earnings per share, (c) earnings before any combination of interest, taxes, depreciation, or amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin (including as a percentage of revenue), (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) economic profit, (r) achievement of target levels of discovery and/or development of products, including but not limited to regulatory achievements, (s) achievement of research and development objectives, and (t) formation of joint ventures, strategic relationships or other commercial, research or development collaborations. The Compensation Committee may appropriately adjust any evaluation of performance under a qualifying performance criteria to exclude any of the following events that occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, nonrecurring items disclosed in the Company's financial statements or in management's discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year. If applicable, the Compensation Committee will determine the qualifying performance criteria and any permitted exclusions for events described in the preceding sentence not later than the 90th day of the performance period, and will determine and certify the extent to which the qualifying performance criteria have been met. The Compensation Committee may not in any event increase the amount of compensation payable under the 2010 Plan upon the attainment of qualifying performance criteria to an award recipient who is a "covered employee" within the meaning of Section 162(m) of the Code.

Amendment and Termination

        No awards may be granted under the 2010 Plan after March 18, 2020. The Board may amend or terminate the 2010 Plan at any time, but an amendment will not become effective without the approval of the Company's stockholders to the extent required by applicable laws, regulations or rules. No amendment or termination of the 2010 Plan will affect an award recipient's rights under outstanding awards without the award recipient's consent.

Effect of Certain Corporate Events

        In the event of a subdivision of the outstanding common stock or a combination or consolidation of the outstanding common stock (by reclassification or otherwise) into a lesser number of shares, a spin-off or a similar occurrence, or declaration of a dividend payable in common stock or, if in an amount that has a material effect on the price of the shares, in cash, the Compensation Committee will make appropriate adjustments in the number of shares covered by outstanding awards and the exercise price of outstanding options and stock appreciation rights, and the number of shares available under the 2010 Plan.

        In the event of a merger or other reorganization, subject to any acceleration provisions in the agreement relating to an award, outstanding awards will be treated in the manner provided in the agreement of merger or reorganization. That agreement may provide for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for the substitution by the surviving corporation or its parent of its own awards, or for the acceleration of the exercisability of awards followed by the cancellation of those awards. The agreement of merger or reorganization may also provide for the cancellation of outstanding awards, with a payment of the value of those awards (without regard as to whether those awards have vested or are exercisable) as of the closing date of the merger or reorganization. In such an event, the payment may be in cash or securities, be paid in installments, be deferred until the underlying award would have vested, become exercisable or settled under the agreement relating to the award, and may be subject to vesting and performance criteria no less favorable to the recipient than under the agreement relating to the award, in all cases without the recipients' consent.

Certain Federal Income Tax Aspects of Awards Under the Plan

        This is a brief summary of the federal income tax aspects of awards that may be made under the 2010 Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder's death. The tax consequences of awards under 2010 Plan depend upon the type of award and, if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code.

Incentive Stock Options

        The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of common stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the common stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient's liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the shares of common stock until more than one year after the receipt of the shares and two years after the option was granted, then, upon sale or disposition of the shares, the difference between the exercise price and the market value of the shares of common stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.

Nonstatutory Stock Options

        The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonstatutory stock options when the stock options are exercised. The excess of the fair market value of the common stock purchased on such date over the exercise price of the option is taxed as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.

Other Awards

        Recipients who receive RSU awards will generally recognize ordinary income when they receive shares upon settlement of the awards, in an amount equal to the fair market value of the shares at that time. Recipients who receive awards of restricted shares subject to a vesting requirement will generally recognize ordinary income at the time vesting occurs, in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient who receives restricted shares which are not vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. Recipients who receive stock appreciation rights will generally recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date and cash received, if any, over the exercise price. Recipients who receive performance shares will generally recognize ordinary income at the time of settlement, in an amount equal to the cash received, if any, and the fair market value of any shares received. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Code Section 162(m)

        Section 162(m) of the Code would render non-deductible to us certain compensation in excess of $1,000,000 received in any year by certain executive officers unless such excess is "performance-based compensation." The approval of our amended and restated 2010 Plan by our stockholders in 2013 satisfied one of the requirements for the performance-based compensation exemption.

New Plan Benefits

        The Compensation Committee has not made any determination with respect to future awards under the 2010 Plan and, except for automatic grants to non-employee directors, awards and the terms of any awards under the plan for the current year or any future year are not determinable. As described above, the 2010 Plan provides for the automatic grant of options to non-employee directors, and each non-employee director nominee who will continue to serve as a member of the Board will receive an additional option to purchase 15,000 shares of common stock.

Required Vote

        Approval of the amendments to the 2010 Plan requires the affirmative vote of a majority of the shares present and entitled to vote.

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE COMPANY'S AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN.

 PROPOSAL 3

PROPOSAL TO AMEND THE 1997 EMPLOYEE STOCK PURCHASE PLAN

        In March 2016, the Board approved an amendment to the Company's 1997 Employee Stock Purchase Plan, subject to the approval of the Company's stockholders at the Annual Meeting. The following summary of the principal features of the Employee Stock Purchase Plan is qualified by reference to the terms of the Employee Stock Purchase Plan, a copy of which is available without charge upon stockholder request to Secretary, Incyte Corporation, 1801 Augustine Cut-Off, Wilmington, Delaware 19803. The Employee Stock Purchase Plan, as amended, has also been filed electronically with the Securities and Exchange Commission together with this Proxy Statement, and can be accessed on the SEC's web site at http://www.sec.gov.

Description of Amendment

        The amendment to the Employee Stock Purchase Plan approved by the Board and submitted for stockholder approval consists of an increase in the number of shares of common stock reserved for issuance under the Employee Stock Purchase Plan by 500,000 shares, from 8,350,000 shares to 8,850,000 shares.

Employee Stock Purchase Plan

        The Employee Stock Purchase Plan was initially adopted by the Board in February 1997, effective August 1, 1997, and first approved by the Company's stockholders in April 1997. The Employee Stock Purchase Plan was amended and restated by the Board in September 2006. It was further amended by the Board in March 2009, March 2010 and March 2011, and our stockholders approved the amendments in May 2009, May 2010 and May 2011, respectively. The Board approved an amendment and restatement of the Employee Stock Purchase Plan in November 2014.

        The purpose of the Employee Stock Purchase Plan is to provide employees with an opportunity to acquire shares of common stock at a price below their market value and to pay for the purchases through payroll deductions, thereby enabling the Company to attract, retain and motivate valued employees. A total of 8,350,000 shares of common stock currently are reserved for issuance under the Employee Stock Purchase Plan. As of March 31, 2016, 711,158 shares of common stock were available for future issuance under the Employee Stock Purchase Plan (or 1,211,158 shares of common stock including the 500,000 shares subject to stockholder approval at the Annual Meeting).

Administration

        The Employee Stock Purchase Plan is administered by the Compensation Committee. The Compensation Committee has the authority to construe, interpret and apply the terms of the Employee Stock Purchase Plan, to determine eligibility, to establish such limitations and procedures as it determines are consistent with the Employee Stock Purchase Plan and to adjudicate any disputed claims under the Employee Stock Purchase Plan.

Eligibility; Price of Shares

        Each regular full-time and part-time employee of the Company and certain subsidiaries designated by the Company who customarily works at least 20 hours per week and more than five months in any calendar year, and who is employed by the Company for one month or more on an enrollment date, is eligible to participate in the Employee Stock Purchase Plan. However, no employee is eligible to participate in the Employee Stock Purchase Plan if, immediately after electing to participate, the employee would own stock of the Company (including stock such employee may purchase under outstanding options) representing 5% or more of the total combined voting power or value of all classes of stock of the Company. In addition, no employee is permitted to continue to participate under the Employee Stock Purchase Plan and all similar purchase plans of the Company or its subsidiaries, if such rights would exceed $25,000 of the fair market value of such stock (determined at the time the right is granted) for each calendar year. As of December 31, 2015, 679 employees were eligible to participate in the Employee Stock Purchase Plan.

        Under the Employee Stock Purchase Plan, each calendar year is divided into two six-month "purchase periods" commencing May 1 and November 1 of each year. At the end of each purchase period, the Company will apply the amount contributed by the participant during that period to purchase shares of common stock for him or her. The purchase price will be equal to 85% of the lower of (a) the market price of common stock on the first day of the applicable "offering period" or (b) the market price of common stock on the last business day of the purchase period. In general each offering period is 24 months long, but a new offering period begins every six months. Thus, up to four overlapping offering periods may be in effect at the same time. If the market price of common stock is lower on the purchase date, then the subsequent offering period automatically becomes the applicable offering period. No participant may purchase more than 8,000 shares in any one purchase period.

Participation; Payroll Deductions; Purchase of Shares

        Eligible employees become participants in the Employee Stock Purchase Plan by executing a subscription agreement authorizing payroll deductions and filing it with our stock administrator at least ten business days before the first day of the applicable offering period. The payroll deductions made for each participant may be not be less than 1% and not more than 10% of the participant's cash compensation, and may not exceed such percentage of the participant's cash compensation as the participant designates. Payroll deductions commence with the first paycheck issued during the offering period and are deducted from subsequent paychecks throughout the offering period unless terminated as provided in the Employee Stock Purchase Plan.

        Participants are notified by statements of account as soon as practicable following the end of each purchase period as to the amount of payroll deductions, the number of shares purchased, the purchase price and the remaining cash balance of their accounts. The purchased shares are delivered to a brokerage account and kept in such account pursuant to the subscription agreement.

Withdrawal From the Employee Stock Purchase Plan; Termination of Employment

        Participants may withdraw from the Employee Stock Purchase Plan at any time up to two business days prior to the purchase date. As soon as practicable after withdrawal, payroll deductions cease and all amounts credited to the participant's account are refunded in cash, without interest. A participant who has withdrawn from the Employee Stock Purchase Plan cannot be a participant in future offering periods unless he or she re-enrolls pursuant to the Employee Stock Purchase Plan's guidelines.

        Termination of a participant's status as an eligible employee is treated as an automatic withdrawal from the Employee Stock Purchase Plan. A participant may designate in writing a beneficiary who is to receive shares and cash in the event of the participant's death subsequent to the purchase of shares, but prior to delivery. A participant may also designate a beneficiary to receive cash in his or her account in the event of such participant's death prior to the last day of the offering period. Any other attempted assignment, except by will, and the laws of descent and distribution, may be treated as a withdrawal.

Amendment and Termination

        The Employee Stock Purchase Plan may be amended or terminated at any time by the Board of Directors, subject to applicable laws.

Effect of Certain Corporate Events

        In the event of an increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, the Compensation Committee will make adjustments in the number and/or purchase price of shares and/or the number of shares available under the Employee Stock Purchase Plan, as appropriate.

        In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another company, the Employee Stock Purchase Plan will terminate and any purchase periods and offering periods then in progress will be shortened to end prior to the sale or merger.

Certain Federal Income Tax Consequences of Participating in the Employee Stock Purchase Plan

        This is a brief summary of the federal income tax aspects of participation in the Employee Stock Purchase Plan based on existing U.S. federal income tax laws. This summary does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant may reside.

        The Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. A participant does not recognize any taxable income at the time shares are purchased under the Employee Stock Purchase Plan. Instead, taxable income is recognized by the participant when the shares purchased under the Employee Stock Purchase Plan are sold or otherwise disposed of.

        Upon a sale or other disposition of the shares, the participant generally will be subject to tax in an amount that depends on how long the participant held the shares. If the shares are sold or otherwise disposed of more than 2 years from the first day of the applicable offering period and 1 year from the date of purchase, the participant will recognize ordinary income equal to the lesser of the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price of the shares, or 15% of the fair market value of the shares on the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase.

        The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income recognized by the participant upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Plan Benefits

        Purchase rights are subject to a participant's discretion, including an employee's decision not to participate in the Employee Stock Purchase Plan, and awards under the Employee Stock Purchase Plan are not determinable. Directors who are not employees are not eligible to participate in, and will not receive any benefit under, the Employee Stock Purchase Plan.

Required Vote

        Approval of the amendment to the 1997 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares present and entitled to vote.

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S 1997 EMPLOYEE STOCK PURCHASE PLAN.

 PROPOSAL 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

        This Proposal 4, commonly known as a "say-on-pay" proposal, provides our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

        As described in detail under the heading "Executive Compensation—Compensation Discussion and Analysis," our executive compensation programs are designed to attract and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of annual and long-term corporate objectives, and the creation of increased stockholder value. Please read the Compensation Discussion and Analysis for additional details about our executive compensation programs, including information about the 2015 compensation of our named executive officers.

        Each year since 2011, we sought, and received, approval for our executive compensation program. In addition, in 2011, we sought, and received, approval to hold a "say-on-pay" vote each year. Accordingly, we are again asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This Proposal 4 gives our stockholders the opportunity to express their views on our named executive officers' compensation. This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board or the Compensation Committee of the Board. This vote is not intended to address any specific item of compensation, but rather the vote relates to the compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. Accordingly, we again will ask our stockholders to vote for the following resolution at the annual meeting:

  "RESOLVED, that the Company's stockholders approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure."

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

 PROPOSAL 5

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed the firm of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016, subject to reconsideration by the Audit Committee should our stockholders fail to ratify such appointment at the Annual Meeting or should the Audit Committee not approve Ernst & Young LLP's audit plan for the fiscal year ending December 31, 2016. Ernst & Young LLP has audited our financial statements since the Company's inception in 1991. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

        The following table sets forth the aggregate fees billed or expected to be billed by Ernst & Young LLP for audit and other services rendered.

	Year Ended December 31,
	2015	2014
	(in thousands)
Audit Fees(1)	$1,068	$890
Audit-related Fees(2)	567	27
Tax Fees(3)	365	763
All Other Fees	—	—

	$2,000	$1,680

(1)
Audit fees include fees billed for the audit of the Company's annual statements and reviews of the Company's quarterly financial statements, including the Company's Annual Report on Form 10-K, the audit of the Company's internal control over financial reporting, and include fees for SEC registration statements and consultation on accounting standards or transactions.

(2)
Audit-related fees include fees billed for employee benefit plan audits, consultations concerning the PeopleSoft upgrade, auditing of intellectual property transfer, information technology testing procedures and the PeopleSoft controls environment, and consultations concerning financial and accounting matters not classified as audit services.

(3)
Tax fees consist of various tax compliance and consultation services primarily relating to the international expansion of the Company.

        The Audit Committee considered whether the provision of the services other than the audit services is compatible with maintaining Ernst & Young LLP's independence.

Pre-Approval Policies and Procedures

        The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the Company's independent registered public accounting firm. All of the services provided by the Company's independent registered public accounting firm in 2015 and 2014 were pre-approved.

Required Vote

        Ratification will require the affirmative vote of a majority of the shares present and entitled to vote. Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of April 8, 2016, as to shares of our common stock beneficially owned by: (i) each person who is known to us to own beneficially more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers named under "Executive Compensation—Summary Compensation Table" and (iv) all of our directors and executive officers as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise indicated below, the address of each beneficial owner listed on the table is c/o Incyte Corporation, 1801 Augustine Cut-Off, Wilmington, DE 19803. The percentage of our common stock beneficially owned is based on 187,500,644 shares outstanding as of April 8, 2016. In addition, shares issuable pursuant to options or convertible securities that may be acquired within 60 days of April 8, 2016 are deemed to be issued and outstanding and have been treated as outstanding in calculating and determining the beneficial ownership and percentage ownership of those persons possessing those securities, but not for any other individuals.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(#)(1)	Percentages Beneficially Owned(%)(1)
5% Stockholders
Wellington Management Group LLP(2)	25,136,061	13.4
Felix J. Baker(3)	23,778,029	12.7
Baker Bros. Advisors LP and affiliated entities(3)	23,668,460	12.6
T. Rowe Price Associates, Inc.(4)	19,059,471	10.2
The Vanguard Group(5)	11,685,539	6.2
Capital World Investors(6)	11,275,383	6.0
BlackRock, Inc.(7)	10,332,318	5.5
Vanguard Specialized Funds—Vanguard Health Care Fund(8)	9,615,828	5.1
Named Executive Officers and Directors
Hervé Hoppenot(9)	206,958	*
David W. Gryska(10)	38,800	*
Reid M. Huber(11)	87,553	*
Richard S. Levy(12)	76,250	*
Wenqing Yao(13)	125,066	*
Julian C. Baker(3)	23,775,612	12.7
Jean-Jacques Bienaimé(14)	28,924	*
Paul A. Brooke(15)	365,973	*
Paul J. Clancy(16)	28,333	*
Wendy L. Dixon(17)	151,509	*
Paul A. Friedman(18)	535,018	*
All directors and executive officers as a group (14 persons)(19)	25,839,061	13.7

*
Represents less than 1% of our common stock.

(1)
To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.

(2)
According to an amended Schedule 13G filed March 10, 2016, filed by Wellington Management Group LLP ("Wellington"), Wellington, in its capacity as investment adviser, may be deemed to beneficially own all shares listed in the table, and has shared dispositive power with respect to all such shares and shared voting power with respect to 6,769,776 shares. The address of the principal place of business of Wellington is 280 Congress Street, Boston, Massachusetts 02110.

(3)
Baker Bros. Advisors LP is the investment adviser to 667, L.P., Baker Brothers Life Sciences, L.P. and 14159 L.P. ("Baker Funds"). Baker Bros. Advisors (GP), LLC is the sole general partner of Baker Bros. Advisors LP. Julian C. Baker and Felix J. Baker are the principals of Baker Bros. Advisors (GP), LLC. The address for Baker Bros. Advisors LP, the Baker Funds, Julian C. Baker and Felix J. Baker is 667 Madison Avenue, 21st Floor, New York, New York 10065. Pursuant to the amended and restated management agreements, as amended, among the Baker Bros. Advisors LP, the Baker Funds and their respective general partners, Baker Bros. Advisors LP has complete and unlimited discretion and authority with respect to the Baker Funds' investments and voting power over investments. According to an amended Schedule 13D filed March 17, 2016 and Form 4 filed April 4, 2016, the total number of shares of our common stock beneficially owned includes shares directly held as follows:

Holder	Shares
667, L.P.	3,283,422
Baker Brothers Life Sciences, L.P.	19,681,756
14159, L.P.	457,491
Julian C. Baker	134,423
Felix J. Baker	61,049
Entities affiliated with Julian C. Baker and Felix J. Baker	48,520

  Pursuant to an agreement between Baker Bros. Advisors LP and Julian C. Baker, Baker Bros. Advisors LP has sole voting and dispositive power with respect to 75,791 shares owned directly by Julian C. Baker that were received by Mr. Baker either upon exercise of options or in lieu of cash fees in connection with serving as a member of our Board of Directors and with respect to 170,000 shares subject to options exercisable within 60 days of April 8, 2016 that are held by Julian C. Baker and that are included in the number of shares shown as beneficially owned.

  Entities under the advisement of Baker Bros. Advisors LP also own 0.375% Convertible Senior Notes due 2018 (the "2018 Notes") and 1.25% Convertible Senior Notes due 2020 (the "2020 Notes") issued by the Company, which are convertible into shares of our common stock through June 30, 2016 but may in the future be convertible during calendar quarters prior to May 15, 2018, in the case of the 2018 Notes and May 15, 2020, in the case of the 2020 Notes, only under certain circumstances. While the Company has indicated its intention to settle any conversions of the 2018 Notes and 2020 Notes through June 30, 2016 in shares of common stock, it has the option, with respect to future conversions, to settle conversions in cash, shares of common stock, or a combination of cash and shares of common stock. Amounts shown in the table do not include shares potentially issuable upon conversion of the 2018 Notes or 2020 Notes. As of April 8, 2016, the number of shares of common stock underlying the 2018 Notes and 2020 Notes held by such entities are as follows:

Holder	Shares Underlying 2018 Notes	Shares Underlying 2020 Notes
667, L.P.	483,017	483,017
Baker Brothers Life Sciences, L.P.	4,411,415	4,703,621
14159, L.P.	109,626	116,890

  Pursuant to an agreement with the Company, the above-listed entities agreed that any of the 2018 Notes and 2020 Notes held by those entities will not be convertible to the extent that those entities, together with any of their affiliates or other persons that may be deemed to form a "group" with those entities within the meaning of Section 13(d) of the Securities Exchange Act of 1934, would beneficially own, for the purposes of Section 13(d) of the Securities Exchange Act of 1934, in excess of 19.999% of the outstanding shares of common stock after conversion.

(4)
According to an amended Schedule 13G filed February 11, 2016, filed by T. Rowe Price Associates, Inc. ("T. Rowe Price"), T. Rowe Price may be deemed to beneficially own all shares listed in the table, and has sole dispositive power with respect to all shares listed in the table and sole voting power with respect to 5,157,415 shares. The address of the principal place of business of T. Rowe Price is 100 E. Pratt Street, Baltimore, Maryland 21202.

(5)
According to an amended Schedule 13G filed February 11, 2016, filed by The Vanguard Group ("Vanguard"), Vanguard, in its capacity as investment adviser, may be deemed to beneficially own all shares listed in the table, and has sole dispositive power with respect to 11,505,904 shares, shared dispositive power with respect to 179,635 shares, sole voting power with respect to 159,835 shares and shared voting power with respect to 15,600 shares. The address of the principal place of business of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(6)
According to an amended Schedule 13G filed February 12, 2016, Capital World Investors may be deemed to beneficially own and have sole dispositive and sole voting power over all shares listed in the table. The address of the principal place of business of Capital World Investors is 333 South Hope Street, Los Angeles, California 90071.

(7)
According to an amended Schedule 13G filed February 10, 2016, filed by Blackrock, Inc. ("Blackrock"), Blackrock, in its capacity as investment adviser, may be deemed to beneficially own all shares listed in the table, and has sole dispositive power with respect to 10,316,734 shares, shared dispositive power with respect to 15,584 shares, sole voting power with respect to 8,164,834 shares and shared voting power with respect to 15,584 shares. The address of the principal place of business of Blackrock is 55 East 52nd Street, New York, New York, 10022.

(8)
According to an amended Schedule 13G filed February 9, 2016, filed by Vanguard Specialized Funds—Vanguard Health Care Fund ("Vanguard Health"), Vanguard Health, in its capacity as investment adviser, may be deemed to beneficially own all shares listed in the table, and has sole voting power with respect all such shares. The address of the principal place of business of Vanguard Health is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(9)
Includes 136,456 shares subject to options exercisable within 60 days of April 8, 2016. Does not include 289,701 shares underlying RSUs that will remain unvested within 60 days of April 8, 2016.

(10)
Includes 38,800 shares subject to options exercisable within 60 days of April 8, 2016. Does not include 13,460 shares underlying RSUs that will remain unvested within 60 days of April 8, 2016.

(11)
Includes 38,448 shares subject to options exercisable within 60 days of April 8, 2016. Does not include 21,941 shares underlying RSUs that will remain unvested within 60 days of April 8, 2016.

(12)
Includes 62,346 shares subject to options exercisable within 60 days of April 8, 2016. Does not include 3,022 shares underlying RSUs that will remain unvested within 60 days of April 8, 2016.

(13)
Includes 110,344 shares subject to options exercisable within 60 days of April 8, 2016. Does not include 15,825 shares underlying RSUs that will remain unvested within 60 days of April 8, 2016.

(14)
Includes 28,333 shares subject to options exercisable within 60 days of April 8, 2016.

(15)
Includes 170,000 shares subject to options exercisable within 60 days of April 8, 2016.

(16)
Includes 28,333 shares subject to options exercisable within 60 days of April 8, 2016.

(17)
Includes 143,334 shares subject to options exercisable within 60 days of April 8, 2016.

(18)
Includes 237,500 shares subject to options exercisable within 60 days of April 8, 2016.

(19)
Includes shares included pursuant to the second paragraph of note (3) and notes (9), (10), (11), (12), (13), (14), (15), (16), (17) and (18) above and 397,807 shares subject to options exercisable within 60 days of April 8, 2016 held by other executive officers of the Company. Does not include 360,845 shares underlying RSUs that will remain unvested within 60 days of April 8, 2016.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, our directors, executive officers and any persons holding more than 10% of our common stock are required to report their initial ownership of our common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and we are required to identify in this Proxy Statement those persons who failed to timely file these reports. Based solely on our review of the copies of such forms received by us, or written representation from certain reporting persons, we believe that all of the filing requirements for such persons were satisfied for 2015.

STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING

        To be considered for inclusion in the Company's proxy statement for the Company's 2017 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of the Company no later than December 26, 2016. These proposals also must comply with the proxy proposal submission rules of the Securities and Exchange Commission under Rule 14a-8.

        A stockholder proposal not included in the Company's proxy statement for the 2017 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company, provides the information required by the Company's Bylaws, and otherwise complies with the provisions of the Company's Bylaws. To be timely, our Bylaws provide that the Company must have received the stockholder's notice not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders. However, in the event that the 2017 Annual Meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year's annual meeting of stockholders, notice by the stockholder to be timely must be so received by the Secretary of the Company not later than the close of business on the later of (1) the 90th day prior to the date of the meeting and (2) the 10th day following the first public announcement or disclosure of the date of the 2017 Annual Meeting.

ANNUAL REPORT

        We will furnish without charge, upon written request of any person who was a stockholder or beneficial owner of common stock at the close of business on April 8, 2016, the record date, a copy of our Annual Report on Form 10-K, including the financial statements, the financial statement schedules, and all exhibits. The written request should be sent to: Investor Relations Department, Incyte Corporation, 1801 Augustine Cut-Off, Wilmington, DE 19803.

        Whether you intend to be present at the Annual Meeting or not, we urge you to vote by telephone, the internet, or by signing and mailing the enclosed proxy promptly.

By Order of the Board of Directors
Hervé Hoppenot President and Chief Executive Officer

April 18, 2016

Appendix A

INCYTE CORPORATION

AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN

(As Amended on March 16, 2016)

i

(gg)	“Share”	9
(hh)	“Stock”	9
(ii)	“Stock Option Agreement”	9
(jj)	“Subsidiary”	9
(kk)	“Total and Permanent Disability”	9

SECTION 3.	ADMINISTRATION	9

(a)	Committee Composition	9
(b)	Committee for Non-Officer Grants	10
(c)	Committee Procedures	10
(d)	Committee Responsibilities	10

SECTION 4.	ELIGIBILITY	11

(a)	General Rule	11
(b)	Ten-Percent Stockholders	11
(c)	Attribution Rules	12
(d)	Outstanding Stock	12

SECTION 5.	STOCK SUBJECT TO PLAN	12

(a)	Basic Limitation	12
(b)	Award Limitation	12
(c)	Additional Shares	12

SECTION 6.	RESTRICTED SHARES	13

(a)	Restricted Share Agreement	13
(b)	Payment for Awards	13
(c)	Vesting	13
(d)	Voting and Dividend Rights	13
(e)	Restrictions on Transfer of Shares	13

SECTION 7.	TERMS AND CONDITIONS OF OPTIONS	13

(a)	Stock Option Agreement	13
(b)	Number of Shares	13
(c)	Exercise Price	14
(d)	Withholding Taxes	14
(e)	Exercisability and Term	14
(f)	Exercise of Options	14
(g)	Effect of Change in Control	14
(h)	No Rights as a Stockholder	14
(i)	Modification, Extension and Assumption of Options	15
(j)	Restrictions on Transfer of Shares	15
(k)	Buyout Provisions	15

SECTION 8.	PAYMENT FOR SHARES	15

(a)	General Rule	15
(b)	Surrender of Stock	15
(c)	Services Rendered	15
(d)	Cashless Exercise	15
(e)	Exercise/Pledge	16
(f)	Promissory Note	16
(g)	Other Forms of Payment	16
(h)	Limitations under Applicable Law	16

SECTION 9.	STOCK APPRECIATION RIGHTS	16

(a)	SAR Agreement	16
(b)	Number of Shares	16
(c)	Exercise Price	16
(d)	Exercisability and Term	16
(e)	Effect of Change in Control	17
(f)	Exercise of SARs	17
(g)	Modification or Assumption of SARs	17
(h)	Buyout Provisions	17

SECTION 10.	RESTRICTED STOCK UNITS	17

(a)	Restricted Stock Unit Agreement	17
(b)	Payment for Awards	17
(c)	Vesting Conditions	17
(d)	Voting and Dividend Rights	18
(e)	Form and Time of Settlement of Restricted Stock Units	18
(f)	Death of Recipient	18
(g)	Creditors’ Rights	18

SECTION 11.	PERFORMANCE SHARES	19

(a)	Performance Shares and Performance Share Agreement	19
(b)	Payment for Awards	19
(c)	Terms of Performance Share Awards	19
(d)	Voting and Dividend Rights	19
(e)	Form and Time of Settlement of Performance Shares	19
(f)	Death of Recipient	20
(g)	Creditors’ Rights	20

SECTION 12.	AUTOMATIC GRANTS TO OUTSIDE DIRECTORS	20

(a)	Initial Grants	20
(b)	Annual Grants	20

(c)	Vesting Conditions	20
(d)	Stock Option Agreement	21
(e)	Additional Grants	21

SECTION 13.	ADJUSTMENT OF SHARES; REORGANIZATIONS	21

(a)	Adjustments	21
(b)	Dissolution or Liquidation	21
(c)	Reorganizations	21
(d)	Reservation of Rights	23

SECTION 14.	DEFERRAL OF AWARDS	23

(a)	Committee Powers	23
(b)	General Rules	24
(c)	Code Section 409A	24

SECTION 15.	PAYMENT OF DIRECTOR’S FEES IN SECURITIES	24

(a)	Effective Date	24
(b)	Elections to Receive NSOs, Restricted Shares or Restricted Stock Units	25
(c)	Number and Terms of NSOs, Restricted Shares or Restricted Stock Units	25

SECTION 16.	AWARDS UNDER OTHER PLANS	25

SECTION 17.	LEGAL AND REGULATORY REQUIREMENTS	25

SECTION 18.	WITHHOLDING TAXES	25

(a)	General	25
(b)	Share Withholding	25

SECTION 19.	OTHER PROVISIONS APPLICABLE TO AWARDS	26

(a)	Transferability	26
(b)	Qualifying Performance Criteria	26
(c)	Restrictions on Full Value Awards	27

SECTION 20.	NO EMPLOYMENT RIGHTS	27

SECTION 21.	APPLICABLE LAW	27

SECTION 22.	DURATION AND AMENDMENTS	27

(a)	Term of the Plan	27
(b)	Right to Amend or Terminate the Plan	27
(c)	Effect of Termination	27

INCYTE CORPORATION

AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN

SECTION 1.                         ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors on March 19, 2010, amended and restated on March 8, 2011 and April 18, 2012, further amended and restated on April 17, 2013, and amended on January 7, 2014, March 4, 2014, April 22, 2014 and March 16, 2016.  The purpose of the Plan is to promote the long-term success of the Corporation and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership.  The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Restricted Stock Units, Performance Shares, Options (which may constitute ISOs or NSOs) and SARs.

SECTION 2.                         DEFINITIONS.

(a)                                 “Affiliate” shall mean any entity other than a Subsidiary, if the Corporation and/or one or more Subsidiaries own not less than 50% of such entity.

(b)                                 “Award” shall mean any award of an Option, a SAR, Restricted Shares, Restricted Stock Units or Performance Shares under the Plan.

(c)                                  “Board of Directors” shall mean the Board of Directors of the Corporation, as constituted from time to time.

(d)                                 “Change in Control” shall mean the occurrence of any of the following events:

(i)                                     A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)                               Had been directors of the Corporation 24 months prior to such change; or

(B)                               Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Corporation 24 months prior to such change and who were still in office at the time of the election or nomination; or

(ii)                                  Any “person” (as defined below) by the acquisition or aggregation of securities is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the

5

Corporation’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Corporation’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Corporation; or

(iii)                               The consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Corporation immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv)                              The consummation of the sale, transfer or other disposition of all or substantially all of the assets of the Corporation.

For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Corporation or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation’s securities immediately before such a transaction.

(e)                                  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)                                    “Committee” shall mean the committee designated by the Board of Directors to administer the Plan, as described in Section 3 hereof (or in the absence of such designation, the Board of Directors itself).

(g)                                 “Corporation” shall mean Incyte Corporation, a Delaware corporation.

(h)                                 “Consultant” shall mean a consultant or advisor who provides bona fide services to the Corporation, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

6

(i)                                    “Employee” shall mean any individual who is a common-law employee of the Corporation, a Parent, a Subsidiary or an Affiliate.

(j)                                    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)                                  “Exercise Price” shall mean (a) in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement, and (b) in the case of a SAR, an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(l)                                    “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i)                                     If the Stock was traded on The NASDAQ Stock Market, then the Fair Market Value shall be equal to the last reported sale price reported for such date by The NASDAQ Stock Market; or

(ii)                                  If the Stock was not traded on The NASDAQ Stock Market but was traded on another United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; or

(iii)                               If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last reported sale price reported for such date by the OTC Bulletin Board or, if not so reported, shall be equal to the closing sale price quoted for such date by Pink OTC Markets Inc. or similar organization or, if no last reported or closing sale price is reported, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the OTC Bulletin Board or, if the Stock is not quoted on the OTC Bulletin Board, by Pink OTC Markets Inc. or similar organization; or

(iv)                              If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m)                               “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(n)                                 “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o)                                 “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

7

(p)                                 “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q)                                 “Optionee” shall mean an individual or estate who holds an Option or SAR.

(r)                                   “Outside Director” shall mean a member of the Board of Directors who is not an Employee or a Consultant.

(s)                                   “Parent” shall mean any corporation or other entity (other than the Corporation) in an unbroken chain of corporations or other entities ending with the Corporation, if each of the corporations or other entities other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation or other entity that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t)                                    “Participant” shall mean an individual or estate who holds an Award.

(u)                                 “Performance Shares” shall mean a bookkeeping entry representing the Corporation’s obligation to deliver Shares (or distribute cash) on a future date in accordance with the provisions of a Performance Share Agreement.

(v)                                  “Performance Share Agreement” shall mean the agreement between the Corporation and the recipient of Performance Shares that contains the terms, conditions and restrictions pertaining to such Performance Shares.

(w)                               “Plan” shall mean this Amended and Restated 2010 Stock Incentive Plan of Incyte Corporation, as amended from time to time.

(x)                                  “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(y)                                  “Qualifying Performance Criteria” shall have the meaning set forth in Section 19(b).

(z)                                   “Restricted Share” shall mean a Share awarded under the Plan and subject to the terms, conditions and restrictions set forth in a Restricted Share Agreement.

(aa)                          “Restricted Share Agreement” shall mean the agreement between the Corporation and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(bb)                          “Restricted Stock Unit” shall mean a bookkeeping entry representing the Corporation’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Restricted Stock Unit Agreement.

(cc)                            “Restricted Stock Unit Agreement” shall mean the agreement between the Corporation and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

8

(dd)                          “SAR” shall mean a stock appreciation right granted under the Plan.

(ee)                            “SAR Agreement” shall mean the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

(ff)                                “Service” shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, SAR Agreement, Restricted Share Agreement, Restricted Stock Unit Agreement or Performance Share Agreement.  Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Corporation in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law.  However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract.  Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work.  The Corporation shall be entitled to determine in its sole discretion which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.

(gg)                          “Share” shall mean one share of Stock, as adjusted in accordance with Section 13 (if applicable).

(hh)                          “Stock” shall mean the common stock of the Corporation, $.001 par value per share.

(ii)                                “Stock Option Agreement” shall mean the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.

(jj)                                “Subsidiary” shall mean any corporation, if the Corporation or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(kk)                            “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last for a continuous period of not less than one year.

SECTION 3.                         ADMINISTRATION.

(a)                                 Committee Composition. The Plan shall be administered by the Board of Directors or a Committee appointed by the Board of Directors.  The Committee shall consist of two or more members of the Board of Directors.  In addition, to the extent required by the Board of Directors, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such

9

requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b)           Committee for Non-Officer Grants.  The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more members of the Board of Directors who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Corporation under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants.  Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence.  To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Corporation to designate Employees, other than persons subject to Section 16 of the Exchange Act, to receive Awards and to determine the number of such Awards to be received by such Employees.

(c)           Committee Procedures.  The Board of Directors shall designate one of the members of the Committee as chairman.  The Committee may hold meetings at such times and places as it shall determine.  The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.

(d)           Committee Responsibilities.  Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)            To interpret the Plan and to apply its provisions;

(ii)           To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)          To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws, including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv)          To authorize any person to execute, on behalf of the Corporation, any instrument required to carry out the purposes of the Plan;

(v)           To determine when Awards are to be granted under the Plan;

(vi)          To select the Offerees and Optionees;

(vii)         To determine the number of Shares to be made subject to each Award;

(viii)        To prescribe the terms and conditions of each Award, including the Exercise Price, the Purchase Price, the performance criteria, the performance period, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an

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Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(ix)          To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x)           To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)          To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)         To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)        To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiv)        To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xv)         To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act.  All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants, and all persons deriving their rights from a Participant.  No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Award.

SECTION 4.        ELIGIBILITY.

(a)           General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Restricted Stock Units, Performance Shares, Nonstatutory Options or SARs.

(b)           Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

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(c)           Attribution Rules. For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(d)           Outstanding Stock. For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant but shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.        STOCK SUBJECT TO PLAN.

(a)           Basic Limitation.  Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares.  The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 30,753,475.  The limitation of this Section 5(a) shall be subject to adjustment pursuant to Section 13.  Notwithstanding the foregoing, the number of Shares that may be issued under the Plan, other than (i) upon exercise of Options or SARs or (ii) pursuant to any sale of Restricted Shares for a Purchase Price at least equal to 100 percent of the Fair Market Value shall not exceed 2,500,000 Shares, subject to adjustment pursuant to Section 13.  The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan.  The Corporation, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.  Shares tendered or withheld in full or partial payment of the Exercise Price of an Award or to satisfy tax withholding obligations in connection with an Award, and Shares issued under an Award that are purchased by the Corporation on the open market, shall not be available for future issuance under the Plan.

(b)           Award Limitation.  Subject to the provisions of Section 13, no Participant may receive Awards under the Plan in any calendar year that relate to more than 800,000 Shares.

(c)           Additional Shares.  If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Shares, Restricted Stock Units or Performance Shares, is forfeited to or repurchased by the Corporation due to failure to vest, the unpurchased Shares (or for Awards other than Options or SARs the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  With respect to SARs, when a stock settled SAR is exercised, all of the Shares subject to the SAR shall be counted against the number of Shares available for future grant or sale under the Plan, regardless of the number of Shares actually issued pursuant to such exercise.  Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Shares, Restricted Stock Units or Performance Shares are repurchased by the Corporation or are forfeited to the Corporation, such Shares will become available for future grant under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

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SECTION 6.        RESTRICTED SHARES.

(a)           Restricted Share Agreement.  Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Agreement between the recipient and the Corporation. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical.

(b)           Payment for Awards.  Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services.

(c)           Vesting.  Each Award of Restricted Shares shall vest over a minimum period of three years of the Participant’s Service, except as otherwise provided in Section 19(c).  Vesting shall occur, in full or in installments, upon satisfaction of such Service requirement and such other conditions specified in the Restricted Share Agreement.  A Restricted Share Agreement may provide for accelerated vesting in the event of the Participant’s death, Total and Permanent Disability or retirement or other events.  The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested upon a Change in Control.  Except as may be set forth in a Restricted Share Agreement, vesting of the Restricted Shares shall cease on the termination of the Participant’s Service.

(d)           Voting and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Corporation’s other stockholders.  A Restricted Share Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares.  Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e)           Restrictions on Transfer of Shares.  Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Share Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.        TERMS AND CONDITIONS OF OPTIONS.

(a)           Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Corporation.  Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement.  The Stock Option Agreement shall specify whether the Option is an ISO or an NSO.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.  Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)           Number of Shares.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option (subject to adjustment in accordance with Section 13).

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(c)           Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant.  Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion.  The Exercise Price shall be payable in one of the forms described in Section 8.

(d)           Withholding Taxes.  As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Corporation may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise.  The Optionee shall also make such arrangements as the Corporation may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e)           Exercisability and Term.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable.  The Stock Option Agreement shall also specify the term of the Option; provided, however, that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(b)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Total and Permanent Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f)            Exercise of Options.  Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Corporation and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g)           Effect of Change in Control.  The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option upon a Change in Control.

(h)           No Rights as a Stockholder.  An Optionee, or a permitted transferee of an Optionee, shall have no rights as a stockholder of the Corporation with respect to any Shares covered by the Option until the date of the issuance of the Shares underlying the Option upon a valid exercise thereof.

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(i)            Modification, Extension and Assumption of Options.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Corporation or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price; provided, however, that the Committee may not modify outstanding Options to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding Options in return for the grant of new Options or SARs with a lower Exercise Price, unless such action has been approved by the Corporation’s stockholders.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair such Optionee’s rights or increase his or her obligations under such Option.

(j)            Restrictions on Transfer of Shares.  Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine.  Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(k)           Buyout Provisions.  Except with respect to an Option whose Exercise Price exceeds the Fair Market Value of the Shares subject to the Option, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8.        PAYMENT FOR SHARES.

(a)           General Rule.  The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b)           Surrender of Stock.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative.  Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.  The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Corporation to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)           Services Rendered.  At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Corporation or a Subsidiary prior to the award.  If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d)           Cashless Exercise.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an

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irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Corporation in payment of the aggregate Exercise Price.

(e)           Exercise/Pledge.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation in payment of the aggregate Exercise Price.

(f)            Promissory Note.  To the extent that a Stock Option Agreement or Restricted Share Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Corporation) a full-recourse promissory note.

(g)           Other Forms of Payment.  To the extent that a Stock Option Agreement or Restricted Share Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(h)           Limitations under Applicable Law.  Notwithstanding anything herein or in a Stock Option Agreement or Restricted Share Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9.        STOCK APPRECIATION RIGHTS.

(a)           SAR Agreement.  Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Corporation.  Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various SAR Agreements entered into under the Plan need not be identical.  SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)           Number of Shares.  Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 13.

(c)           Exercise Price.  Each SAR Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Share on the date of grant.  A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d)           Exercisability and Term.  Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable.  The SAR Agreement shall also specify the term of the SAR.  A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Total and Permanent Disability or retirement or other events.  Except as may be set forth in a SAR Agreement, vesting of the SAR shall cease on the termination of the Participant’s Service.  SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the

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time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)           Effect of Change in Control.  The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR upon a Change in Control.

(f)            Exercise of SARs.  Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Corporation (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine.  The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g)           Modification or Assumption of SARs.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Corporation or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different exercise price; provided, however, that the Committee may not modify outstanding SARs to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding SARs in return for the grant of new SARs or Options with a lower Exercise Price, unless such action has been approved by the Corporation’s stockholders.  The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

(h)           Buyout Provisions.  Except with respect to a SAR whose Exercise Price exceeds the Fair Market Value of the Shares subject to the SAR, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 10.      RESTRICTED STOCK UNITS.

(a)           Restricted Stock Unit Agreement.  Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Corporation.  Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical. Restricted Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b)           Payment for Awards. To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.

(c)           Vesting Conditions.  Each Award of Restricted Stock Units shall vest over a minimum period of three years of the Participant’s Service, except as otherwise provided in Section 19(c).  Vesting shall occur, in full or in installments, upon satisfaction of such Service requirement and such other conditions specified in the Restricted Stock Unit Agreement.  A

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Restricted Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, Total and Permanent Disability or retirement or other events.  The Committee may determine, at the time of granting Restricted Stock Units or thereafter, that all or part of such Restricted Stock Units shall become vested in the event that a Change in Control occurs with respect to the Corporation. Except as may be set forth in a Restricted Stock Unit Agreement, vesting of the Restricted Stock Units shall cease on the termination of the Participant’s Service.

(d)           Voting and Dividend Rights.  The holders of Restricted Stock Units shall have no voting rights.  Prior to settlement or forfeiture, any Restricted Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Restricted Stock Units to which they attach.

(e)           Form and Time of Settlement of Restricted Stock Units.  Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee.  The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors.  Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days.  A Restricted Stock Unit Agreement may provide that vested Restricted Stock Units may be settled in a lump sum or in installments.  A Restricted Stock Unit Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed, or it may be deferred to any later date.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.  Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Section 13.

(f)            Death of Recipient. Any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Restricted Stock Units under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Corporation.  A beneficiary designation may be changed by filing the prescribed form with the Corporation at any time before the Award recipient’s death.  If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.

(g)           Creditors’ Rights.  A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Corporation. Restricted Stock Units represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

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SECTION 11.                  PERFORMANCE SHARES.

(a)           Performance Shares and Performance Share Agreement.  Each grant of Performance Shares under the Plan shall be evidenced by a Performance Share Agreement between the recipient and the Corporation.  Such Performance Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Performance Share Agreements entered into under the Plan need not be identical. Performance Shares may be granted in consideration of a reduction in the recipient’s other compensation.

(b)           Payment for Awards. To the extent that an Award is granted in the form of Performance Shares, no cash consideration shall be required of the Award recipients.

(c)           Terms of Performance Share Awards.  The Committee shall determine the terms of Performance Share Awards, which may include subjecting such Awards to the attainment of “Qualifying Performance Criteria” as described in Section 19(b) of the Plan.  Each Performance Share Agreement shall set forth the number of Shares subject to such Performance Share Award, the Qualifying Performance Criteria and the performance period.  Except as otherwise provided in Section 19(c), the Participant shall be required to perform Service for the entire performance period (or if less, one year) in order to be eligible to receive payment under the Performance Share Award.  Except as otherwise provided in the Performance Share Agreement, the Performance Share Award shall terminate upon the termination of the Participant’s Service.  Prior to settlement, the Committee shall determine the extent to which Performance Shares have been earned.  Performance periods may overlap and the holders may participate simultaneously with respect to Performance Shares Awards that are subject to different performance periods and different Qualifying Performance Criteria.  The number of Shares may be fixed or may vary in accordance with such Qualifying Performance Criteria as may be determined by the Committee.  A Performance Share Agreement may provide for accelerated vesting in the event of the Participant’s death, Total and Permanent Disability or retirement or other events.  The Committee may determine, at the time of granting Performance Share Awards or thereafter, that all or part of the Performance Shares shall become vested upon a Change in Control.

(d)           Voting and Dividend Rights. The holders of Performance Shares shall have no voting rights with respect to such Performance Shares.  Prior to settlement or forfeiture, any Performance Share awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Performance Share is outstanding.  Dividend equivalents may be converted into additional Performance Shares.  Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both.  Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Performance Shares to which they attach.

(e)           Form and Time of Settlement of Performance Shares.  Settlement of Performance Shares may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee and set forth in the Performance Share Agreements.  The actual number of Performance Shares eligible for settlement may be larger or smaller than the number included in the original Award, based on the Qualifying Performance Criteria.  Methods of converting Performance Shares into cash may include (without limitation) a method based on the

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average Fair Market Value of Shares over a series of trading days.  A Performance Share Agreement may provide that Performance Shares may be settled in a lump sum or in installments.  A Performance Share Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Performance Shares have been satisfied or have lapsed, or it may be deferred to any later date.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.  Until an Award of Performance Shares is settled, the number of such Performance Shares shall be subject to adjustment pursuant to Section 13.

(f)            Death of Recipient. Any Performance Share Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Performance Share Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Corporation.  A beneficiary designation may be changed by filing the prescribed form with the Corporation at any time before the Award recipient’s death.  If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Performance Share Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g)           Creditors’ Rights.  A holder of Performance Shares shall have no rights other than those of a general creditor of the Corporation. Performance Shares represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Performance Share Agreement.

SECTION 12.                  AUTOMATIC GRANTS TO OUTSIDE DIRECTORS

(a)           Initial Grants.  Each new Outside Director after the effective date of the Plan, shall receive Nonstatutory Options covering 25,000 Shares within one business day after his or her initial election to the Board of Directors.  The number of Shares included in an Option shall be subject to adjustment under Section 13.

(b)           Annual Grants. On the first business day following the conclusion of each regular annual meeting of the Corporation’s stockholders, each Outside Director who will continue serving as a member of the Board of Directors thereafter shall receive an Option covering 15,000 Shares, subject to adjustment under Section 13.  Each Outside Director who is not initially elected at a regular annual meeting of the Corporation’s stockholders shall receive an Option to purchase a pro rata portion of 15,000 Shares within 10 business days of such Director’s election based on the number of full calendar months remaining from the date of election until the next regular annual meeting of the Corporation’s stockholders divided by 12.  Any fractional shares resulting from such calculation shall be rounded up to the nearest whole number.

(c)           Vesting Conditions.  Each Option granted under Subsection (a) of this Section 12 shall become exercisable (i) as to one-fourth (1/4) of the total number of Shares covered by such Option on the first anniversary of the date of grant and (ii) as to one-forty-eighth (1/48) of the total number of Shares covered by such Option on each of a series of 36 monthly installments thereafter.  Except as set forth in the next succeeding sentence and in the last sentence of this Subsection (c), each Option granted under Subsection (b) of this Section 12 shall become exercisable in full on the first anniversary of the date of grant; provided, however, that each such

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Option shall become exercisable in full immediately prior to the next regular annual meeting of the Corporation’s stockholders following such date of grant in the event such meeting occurs prior to such first anniversary date.  Except as set forth in the last sentence of this Subsection (c), each Option granted under Subsection (b) to Outside Directors who were not initially elected at a regular annual meeting of the Corporation’s stockholders shall become exercisable in full immediately prior to the next regular annual meeting of the Corporation’s stockholders following the date of grant.  Notwithstanding the foregoing, each Option granted under Subsection (b) above that is outstanding shall become exercisable in full in the event that a Change in Control occurs with respect to the Corporation.

(d)           Stock Option Agreement.  All grants to Outside Directors under this Section 12 shall be evidenced by a Stock Option Agreement between the Optionee and the Corporation.  Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to other terms and condition that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in a Stock Option Agreement.

(e)           Additional Grants.  Notwithstanding the foregoing provisions of this Section 12, the Board of Directors may from time to time increase the number of Shares subject to an initial or annual grant of Options under Section 12(a) or (b) to any Outside Director to the extent the Board of Directors determines necessary to induce an Outside Director to become or remain an Outside Director or to reflect an increase in the duties or responsibilities of the Outside Director, subject to all terms and conditions of the Plan otherwise applicable to grants of Options.  Each such Option may become exercisable on the same schedule as set forth in Section 12(c) or on a different schedule, as the Board of Directors in each case shall determine.

SECTION 13.                  ADJUSTMENT OF SHARES; REORGANIZATIONS.

(a)           Adjustments.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:

(i)                                     The numerical limitations set forth in Sections 5(a) and (b);

(ii)                                  The number of Shares covered by all outstanding Awards; and

(iii)                               The Exercise Price under each outstanding Option and SAR.

(b)           Dissolution or Liquidation.  To the extent not previously exercised or settled, all outstanding Awards shall terminate immediately prior to the dissolution or liquidation of the Corporation.

(c)           Reorganizations.  In the event the Corporation is party to a merger or other reorganization, subject to any vesting acceleration provisions in an Award agreement, outstanding Awards shall be treated in the manner provided in the agreement of merger or reorganization (including as the same may be amended).  Such agreement shall not be required to

21

treat all Awards or individual types of Awards similarly in the merger or reorganization; provided, however, that such agreement shall provide for one of the following with respect to all outstanding Awards (as applicable):

(i)                                     The continuation of the outstanding Award by the Corporation, if the Corporation is a surviving corporation;

(ii)                                  The assumption of the outstanding Award by the surviving corporation or its parent or subsidiary;

(iii)                               The substitution by the surviving corporation or its parent or subsidiary of its own award for the outstanding Award;

(iv)                              Full exercisability or vesting and accelerated expiration of the outstanding Award, followed by the cancellation of such Award;

(v)                                 The cancellation of an outstanding Option or SAR and a payment to the Optionee equal to the excess of (i) the Fair Market Value of the Shares subject to such Option or SAR (whether or not such Option or SARs is then exercisable or such Shares are then vested) as of the closing date of such merger or reorganization over (ii) its aggregate Exercise Price.  Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Option or SAR would have become exercisable or such Shares would have vested.  Such payment may be subject to vesting based on the Optionee’s continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Option or SAR would have become exercisable or such Shares would have vested (including any vesting acceleration provisions).  If the Exercise Price of the Shares subject to any Option or SAR exceeds the Fair Market Value of the Shares subject thereto, then such Option or SAR may be cancelled without making a payment to the Optionee with respect thereto.  For purposes of this Subsection (v), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security;

(vi)                              The cancellation of an outstanding Restricted Stock Unit and a payment to the Participant equal to the Fair Market Value of the Shares subject to such Restricted Stock Unit (whether or not such Restricted Stock Unit is then vested) as of the closing date of such merger or other reorganization.  Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount.  Such payment may be made in installments and may be deferred until the date or dates when such Restricted Stock Unit would have vested.  Such payment may be subject

22

to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Restricted Stock Unit would have vested (including any vesting acceleration provisions).  For purposes of this Subsection (vi), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security; or

(vii)                           The cancellation of an outstanding Performance Share Award and a payment to the Participant equal to the Fair Market Value of the target Shares subject to such Performance Share Award (whether or not such Performance Share Award is then vested) as of the closing date of such merger or reorganization.  Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount.  Such payment may be made in installments and may be deferred until the date or dates when such Performance Share Award would have settled.  Such payment may be subject to the Participant’s continuing Service and the achievement of performance criteria that are based on the performance criteria set forth in the Performance Share Award, with such changes that may necessary to give effect to the merger or other reorganization, provided that the performance period shall not be less favorable to the Participant than the performance period under such Performance Share Award (including any vesting acceleration provisions).  For purposes of this Subsection (vii), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(d)           Reservation of Rights. Except as provided in Section 13, a Participant shall have no rights by reason of the occurrence of (or relating to) any merger or other reorganization, any transaction described in Section 13(a), or any transaction that results in an increase or decrease in the number of shares of stock of any class of the Corporation.  Any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, Awards. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to effect any merger or other reorganization, any transaction described in Section 13(a), any dissolution or liquidation of the Corporation or any transaction that results in an increase or decrease in the number of shares of stock of any class of the Corporation.

SECTION 14.                  DEFERRAL OF AWARDS.

(a)           Committee Powers. The Committee in its sole discretion may permit or require a Participant to:

(i)                                     Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Restricted Stock Units or Performance Shares credited to a deferred compensation account

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established for such Participant by the Committee as an entry on the Corporation’s books;

(ii)                                  Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Restricted Stock Units; or

(iii)                               Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Restricted Stock Units or Performance Shares converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Corporation’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b)           General Rules. A deferred compensation account established under this Section 14 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Corporation. Such an account shall represent an unfunded and unsecured obligation of the Corporation and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Corporation. If the deferral or conversion of Awards is permitted or required, the Committee in its sole discretion may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 14.

(c)           Code Section 409A. Notwithstanding the foregoing, any deferrals of Award payments in respect of an Award held by a Participant who is subject to United States federal income tax shall be subject to the applicable requirements of Section 409A of the Code and the Treasury Regulations promulgated thereunder.  To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code.   In the event that following the grant of an Award the Committee determines that such Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and the Treasury Regulations promulgated thereunder and thereby avoid the application of any penalty taxes under such Section.

SECTION 15.                  PAYMENT OF DIRECTOR’S FEES IN SECURITIES

(a)           Effective Date. No provision of this Section 15 shall be effective unless and until the Board has determined to implement such provision.

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(b)           Elections to Receive NSOs, Restricted Shares or Restricted Stock Units. An Outside Director may elect to receive his or her annual retainer payment and/or meeting fees from the Corporation in the form of cash, NSOs, Restricted Shares or Restricted Stock Units, or a combination thereof, as determined by the Board.  Such NSOs, Restricted Shares or Restricted Stock Units shall be issued under the Plan.  An election under this Section 15 shall be filed with the Corporation on the prescribed form.

(c)           Number and Terms of NSOs, Restricted Shares or Restricted Stock Units. The number of NSOs, Restricted Shares or Restricted Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board.  The term of such NSOs, Restricted Shares or Restricted Stock Units shall also be determined by the Board.

SECTION 16.                  AWARDS UNDER OTHER PLANS.

The Corporation may grant awards under other plans or programs.  Such awards may be settled in the form of Shares issued under this Plan.  Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 17.                  LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Corporation’s securities may then be listed, and the Corporation has obtained the approval or favorable ruling from any governmental agency which the Corporation determines is necessary or advisable.  The Corporation shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Corporation has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 18.                  WITHHOLDING TAXES.

(a)           General.  To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise in connection with the Plan.  The Corporation shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)           Share Withholding.  The Corporation may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Corporation withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired.  Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.  In no event may

25

a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 19.                  OTHER PROVISIONS APPLICABLE TO AWARDS.

(a)           Transferability.  Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will, by designation of a beneficiary (which shall be a family member or family trust) delivered to the Company, or by the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code.  Notwithstanding the foregoing, in no event may a Participant sell or otherwise transfer for value any Award granted under the Plan or any interest in such an Award, other than Shares issued to the Participant that are no longer subject to vesting or other restrictions under the terms of the applicable Award.  Any purported sale, assignment, conveyance, gift, pledge, hypothecation or transfer in violation of this Section 19(a) shall be void and unenforceable against the Corporation.

(b)           Qualifying Performance Criteria.  The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Corporation as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ or quarter’s results or to the performance of one or more comparable companies or a designated comparison group or index, in each case as specified by the Committee in the Award: (a) cash flow (including operating cash flow), (b) earnings per share, (c) (i) earnings before interest, (ii) earnings before interest and taxes, (iii) earnings before interest, taxes and depreciation, (iv) earnings before interest, taxes, depreciation and amortization, or (iv) earnings before any combination of such expenses or deductions, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin (including as a percentage of revenue), (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) economic profit, (r) achievement of target levels of discovery and/or development of products, including but not limited to regulatory achievements, (s) achievement of research and development objectives, or (t) formation of joint ventures, strategic relationships or other commercial, research or development collaborations (“Qualifying Performance Criteria”).  The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, nonrecurring items to be disclosed in the Corporation’s financial statements (including footnotes) for the applicable year and/or in management’s discussion and analysis of the financial condition and results of

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operations appearing in the Corporation’s annual report to stockholders for the applicable year.  If applicable, the Committee shall determine the Qualifying Performance Criteria and any permitted exclusions pursuant to the preceding sentence not later than the 90th day of the performance period, and shall determine and certify, for each Participant (or for all Participants), the extent to which the Qualifying Performance Criteria have been met.  The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Criteria to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

(c)           Restrictions on Full Value Awards.  Notwithstanding the three-year minimum vesting period for Restricted Shares and Restricted Stock Units specified in Sections 6(c) and 10(c), respectively, and the one-year minimum vesting period for Performance Shares specified in Section 11(c), the Committee shall be permitted to prescribe a shorter minimum vesting period (or no vesting period) if the number of Shares subject to all such Awards qualifying for such different vesting treatment does not exceed 10% of the total number of Shares authorized under the Plan.

SECTION 20.                  NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee.  The Corporation and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 21.                  APPLICABLE LAW.

The Plan shall be construed and enforced in accordance with the law of the State of Delaware, without reference to its principles of conflicts of law.

SECTION 22.                  DURATION AND AMENDMENTS.

(a)           Term of the Plan. The Plan, as set forth herein, shall terminate automatically on March 18, 2020 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b)           Right to Amend or Terminate the Plan. The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Corporation’s stockholders only to the extent required by applicable laws, regulations or rules.

(c)           Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

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Appendix B

1997 EMPLOYEE STOCK PURCHASE PLAN OF

INCYTE CORPORATION

(As amended on March 16, 2016)

The following constitute the provisions of the 1997 Employee Stock Purchase Plan of Incyte Corporation, as amended and restated effective November 5, 2014 and as further amended on March 16, 2016.

1.                                      Purpose.  The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.  It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended.  The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.                                      Definitions.

(a)                                 “Administrator” shall mean the Board or a committee consisting exclusively of members of the Board that has been appointed by the Board and authorized to administer the Plan.

(b)                                 “Board” shall mean the Board of Directors of the Company.

(c)                                  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)                                 “Common Stock” shall mean the Common Stock, $.001 par value, of the Company.

(e)                                  “Company” shall mean Incyte Corporation.

(f)                                   “Compensation” shall mean all cash salary, wages, commissions and bonuses, but shall not include any imputed income or income arising from the exercise or disposition of equity compensation.

(g)                                  “Effective Date” shall mean November 5, 2014.

(h)                                 “Designated Subsidiary” shall mean any Subsidiary which has been designated by the Board or by an executive officer of the Company, from time to time in the Board’s or such officer’s sole discretion, as eligible to participate in the Plan.  A listing of Designated Subsidiaries shall be maintained as Appendix A to the Plan.

(i)                                     “Employee” shall mean any individual who is an Employee of the Company or its Designated Subsidiaries for tax purposes whose customary employment is at least twenty (20) hours per week and more than five (5) months in any calendar year.  For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or its Designated Subsidiaries, as applicable.  Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(j)                                    “Enrollment Date” shall mean the first day of each Offering Period.

(k)                                 “Exercise Date” shall mean the last Trading Day of each Purchase Period.

(l)                                     “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(1)                                 If the Common Stock is listed on any established stock exchange other than The NASDAQ Stock Market, its Fair Market Value shall be the last reported sale price for the Common Stock reported by the applicable composite transactions report for such exchange on the date of determination, as reported on such stock exchange’s website or such other source, including The Wall Street Journal, as the Administrator deems reliable; or

(2)                                 If the Common Stock is listed on The NASDAQ Stock Market, its Fair Market Value shall be the last reported sale price for the Common Stock quoted on The NASDAQ Stock Market on the date of determination, as reported on www.nasdaq.com or such other source, including The Wall Street Journal, as the Administrator deems reliable;

(3)                                 If the Common Stock is traded over-the-counter and is quoted on the OTC Bulletin Board, its Fair Market Value shall be the last transaction price for the Common Stock quoted by the OTC Bulletin Board on the date of determination, as reported on www.otcbb.com or such other source as the Administrator deems reliable;

(4)                                 If the Common Stock is traded over-the-counter but is not quoted on the OTC Bulletin Board, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported on www.pinksheets.com or such other source as the Administrator deems reliable; or

(5)                                 In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(m)                             “Offering Periods” shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later.  The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

(n)                                 “Plan” shall mean this 1997 Employee Stock Purchase Plan of Incyte Corporation.

(o)                                 “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

(p)                                 “Purchase Period” shall mean the approximately six-month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.  The duration and timing of Purchase Periods may be changed pursuant to Section 4 of this Plan.

(q)                                 “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(r)                                    “Subsidiary” shall mean a corporation (as defined in Treasury Regulation section 1.421-1(i)), domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(s)                                   “Trading Day” shall mean a day on which the national securities exchange or stock market on which the Common Stock is principally traded, or, if the Common Stock is not listed or quoted on any securities exchange or stock market, the New York Stock Exchange, is open for trading.

3.                                      Eligibility.

(a)                                 Any Employee who has been employed for one month or more on a given Enrollment Date shall be eligible to participate in the Plan.

(b)                                 Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other

2

person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, its parent or any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company, its parent and Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.                                      Offering Periods.  The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other dates as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof.  The Board or a committee thereof shall have the power to change the duration of Offering Periods (including the commencement dates thereof) and Purchase Periods thereunder with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.                                      Participation.

(a)                                 An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions substantially in the form of Exhibit A to this Plan and filing it with the Company’s stock administrator not later than ten (10) business days prior to the applicable Enrollment Date.

(b)                                 Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.                                      Payroll Deductions.

(a)                                 At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of the participant’s Compensation, with such amount designated in integral multiples of one percent (1%); provided, however, that the aggregate of such payroll deductions during any Offering Period shall not exceed ten percent (10%) of the participant’s aggregate Compensation during such Offering Period.

(b)                                 All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only.  A participant may not make any additional payments into such account.

(c)                                  A participant may discontinue his or her participation in the Plan as provided in Section 10, or may increase or decrease the rate of his or her payroll deductions as provided in this Section 6(c).  A participant may increase the rate of his or her payroll deductions only as of the beginning of a Purchase Period.  Such increase shall take effect with the first payroll following the beginning of the new Purchase Period provided the participant has completed and delivered to the Company’s stock administrator a new subscription agreement authorizing the increase in the payroll deduction rate at least ten (10) business days prior to the beginning of the new Purchase Period.  A participant may decrease the rate of his or her payroll deductions each month.  Any decrease shall become effective as of the first payroll of the next calendar month following the date that the participant completes and delivers to the Company’s stock administrator a new subscription agreement authorizing the decrease in the payroll deduction rate.  However, if the subscription agreement is not received at least five (5) business days prior to such payroll, the decrease shall become effective as of the first payroll of the second succeeding calendar month.  The Administrator may, in its discretion, limit the number of participation rate changes during any Offering Period.  Subject to the foregoing, a participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d)                                 Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to zero

3

percent (0%) at any time during a Purchase Period.  Such a decrease shall not be treated as a withdrawal from the Plan subject to Section 10, unless the participant elects to withdraw pursuant to Section 10.  Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless the participant elects to withdraw from the Plan as provided in Section 10 hereof.

(e)                                  At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock.  At any time, the Company or a Designated Subsidiary, as applicable, may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary to meet applicable withholding obligations, including any withholding required to make available any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7.                                      Grant of Option.  On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than eight thousand (8,000) shares of Common Stock (subject to any adjustment pursuant to Section 18) on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13 hereof.  Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof.  The option shall expire on the last day of the Offering Period.

8.                                      Exercise of Option.  Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares of Common Stock shall be exercised automatically on the Exercise Date, and the maximum number of full shares of Common Stock subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account.  No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof.  Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant.  During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9.                                      Delivery.  As promptly as practicable after each Exercise Date on which a purchase of shares occurs, a share certificate or certificates representing the number of shares of Common Stock so purchased shall be delivered to a brokerage account designated by the Company and kept in such account pursuant to a subscription agreement between each participant and the Company and subject to the conditions described therein which may include a requirement that shares be held and not sold for certain time periods, or the Company shall establish some other means for such participants to receive ownership of the shares.

10.                               Discontinuation; Withdrawal.

(a)                                 A participant may discontinue his or her participation in the Plan only by withdrawing from the Plan as provided in this Section 10.  A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan by giving written notice to the Company substantially in the form of Exhibit B to this Plan.  Such notice must be received by the Company no later than 2:00 p.m. Pacific Standard Time on the second Trading Day preceding the Exercise Date.  All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period.  If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement in accordance with Section 5(a).

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(b)                                 A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the participant withdraws from the Plan, subject to compliance with Section 5(a).

11.                               Termination of Employment.

Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option shall be automatically terminated.

12.                               Interest.  No interest shall accrue on the payroll deductions of a participant in the Plan.

13.                               Stock.

(a)                                 The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be eight million eight hundred fifty thousand (8,850,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof.  If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(b)                                 The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

(c)                                  Shares purchased by a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14.                               Administration.  The Plan shall be administered by the Administrator.  The Administrator shall have full and exclusive discretionary authority to adopt such rules, guidelines and forms as it deems appropriate to implement the Plan, to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan.  Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

15.                               Designation of Beneficiary.

(a)                                 A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash.  In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option.  If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)                                 Such designation of beneficiary may be changed by the participant at any time by written notice.  In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.                               Transferability.  Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or

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otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant.  Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17.                               Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18.                               Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a)                                 Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of outstanding shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”.  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b)                                 Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

(c)                                  Merger or Asset Sale.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, limited liability company or other entity, the Plan shall terminate upon the date of the consummation of such transaction and any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) and any Offering Periods then in progress shall end on the New Exercise Date, unless the plan of merger, consolidation or reorganization provides otherwise.  The New Exercise Date shall be determined by the Board in its sole discretion; provided, that the New Exercise Date shall be before the date of the Company’s proposed sale or merger.  The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.  The Plan shall in no event be construed to restrict the Company’s right to undertake any liquidation, dissolution, merger, consolidation or other reorganization.

19.                               Amendment or Termination.

(a)                                 The Board may at any time and for any reason terminate or amend the Plan.  Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders.  Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant.  To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b)                                 Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods or Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period,

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establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

20.                               Notices.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.                               Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or stock market upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.                               No Rights As An Employee.  Nothing in the Plan or in any right granted under the Plan shall confer upon a participant any right to continue in the employ of the Company or any Designated Subsidiary for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or any Designated Subsidiary or of a participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

23.                               Term of Plan.  The Plan, as amended and restated, shall become effective upon the Effective Date.  It shall continue until terminated under Section 19 hereof.

24.                               Automatic Transfer to Low Price Offering Period.  To the extent permitted by any applicable laws, regulations, or stock exchange rules, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

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. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on May 26, 2016. Vote by Internet • Go to www.envisionreports.com/INCY • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR the election of all director nominees and FOR proposals 2, 3, 4 and 5. 1. Election of Directors: + For Withhold For Withhold For Withhold 01 - Julian C. Baker 02 - Jean-Jacques Bienaimé 03 - Paul A. Brooke 04 - Paul J. Clancy 05 - Wendy L. Dixon 06 - Paul A. Friedman 07 - Hervé Hoppenot For Against Abstain ForAgainst Abstain 3. To approve an amendment to the Company’s 1997 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 500,000 shares, from 8,350,000 shares to 8,850,000 shares. 5. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016. 2. To approve amendments to the Company’s Amended and Restated 2010 Stock Incentive Plan. 4. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. 6. In their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof. B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appear on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder should sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 02C47B Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2015 are available at: http://www.envisionreports.com/incy q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — INCYTE CORPORATION PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS For Annual Meeting — May 27, 2016 HERVÉ HOPPENOT, DAVID W. GRYSKA and ERIC H. SIEGEL, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth below and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of Incyte Corporation (the “Company”) the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices at 1801 Augustine Cut-Off, Wilmington, Delaware 19803, on Friday, May 27, 2016 at 9:00 a.m., Eastern Daylight Time, or at any postponement or adjournment thereof, and instructs said proxies to vote as follows: Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have the authority to vote FOR each director nominee, FOR items 2, 3, 4 and 5, and in accordance with the discretion of the proxies on any other matters as may properly come before the annual meeting. (continued and to be signed on reverse side)

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Incyte Corporation 1801 Augustine Cut-Off Wilmington, DE 19803 (302) 498-6700
INCYTE CORPORATION
Notice of Annual Meeting of Stockholders to be held Friday, May 27, 2016
INCYTE CORPORATION 1801 Augustine Cut-Off Wilmington, DE 19803
PROXY STATEMENT
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2016.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
PROPOSAL 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD
PROPOSAL 2 PROPOSAL TO AMEND THE 2010 STOCK INCENTIVE PLAN
PROPOSAL 3 PROPOSAL TO AMEND THE 1997 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 4 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
PROPOSAL 5 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING
ANNUAL REPORT